[Logo omitted]

PBHG(R) FUNDS
INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2002



o PBHG GROWTH II PORTFOLIO
o PBHG LARGE CAP GROWTH PORTFOLIO
o PBHG MID-CAP VALUE PORTFOLIO
o PBHG SELECT 20 PORTFOLIO
o PBHG SELECT VALUE PORTFOLIO
o PBHG SMALL CAP GROWTH PORTFOLIO
o PBHG SMALL CAP VALUE PORTFOLIO
o PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO

Dear Shareholder:

The PBHG Growth II Portfolio fell 30.43% during the year ended December 31, 2002, trailing the -27.41% return for the Fund's benchmark, the Russell Midcap(R) Growth Index.

PERFORMANCE DISCUSSION

Another disappointing year for stock investors came to a close as 2002 marked the third down year in a row for equities. The year began with hopes that a lasting economic recovery would soon take hold, as signs of improvement became increasingly visible. The Federal Reserve signaled the end of a long period of declining interest rates by shifting the focus to the potential for a more restrictive monetary policy going forward. Unfortunately, new concerns began to arise as investor confidence was dealt a series of blows relating to alleged accounting irregularities by large domestic companies such as Enron, WorldCom, Adelphia Communications, and Xerox. Geopolitical concerns also plagued the struggling U.S. economy as the reality of potential conflict with Iraq and more recently North Korea began to take hold. The major market indices experienced some relief and made positive movement toward the end of the year as stock markets rallied in October and November. However, a disappointing holiday shopping season, rising unemployment and the continued uncertainty in the Middle East combined to bring down investor sentiment in December.

The greatest challenge during the year was positioning the Portfolio to benefit from companies that continue to outperform their peer group through earnings acceleration and positive earnings surprises. Technology proved to be the greatest drag on performance, as the sector declined for most of the year. In addition, when technology improved in the fourth quarter, our underweight position relative to the benchmark hurt performance. The sector rallied in the fourth quarter but our performance was limited by our underweight position and by the fact that it was generally the lower-priced stocks, which did not meet our criteria of demonstrating fundamental strength and earnings acceleration, that outperformed. Semiconductor technology stocks such as Xilinx and Broadcom had a negative impact on the Portfolio. Overall performance in the health care and consumer cyclical segments of the market also hurt performance. Hospitals, which had been early contributors in the year, had a very weak fourth quarter. The industrial and energy sectors also made negative contributions to performance.

On the positive side, our selections in the services and consumer non-cyclical segments made positive contributions to Portfolio performance. In the services sector, our overweight position and exposure to education stocks such as Apollo Group and Career Education, also helped to boost performance during the year.

LOOKING FORWARD

We intend to continue to increase the Portfolio's exposure to companies with improving outlooks that we believe will culminate in higher than expected growth relative to expectations, some of these now appearing in the technology sector. While in our view only a few companies have experienced a meaningful improvement in the outlook for overall spending by customers, we believe more and more companies are poised to generate accelerating earnings and revenue growth, two key characteristics of the Portfolio's investment focus. As a result of a larger pool of companies anticipated to meet our investment criteria, we are more optimistic about the Portfolio's performance potential for the coming year.



Sincerely,


/S/Signature



Gary L. Pilgrim, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


-----------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------

                                                   Annualized        Annualized        Annualized
                                 One Year          Three Year         Five Year       Inception to
                                  Return             Return            Return            Date(2)
-----------------------------------------------------------------------------------------------------
PBHG Growth II Portfolio         (30.43)%           (29.85)%           (5.84)%           (3.96)%
-----------------------------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN PBHG GROWTH II PORTFOLIO VERSUS THE RUSSELL MIDCAP(R) GROWTH
                INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE


[Line graph omitted--plot points as follows:]


                           PBHG Growth                           Russell Midcap(R)                    Lipper Mid-Cap Growth(4)
                          II Portfolio                            Growth Index(3)                           Funds Average
4/30/97                      $10,000                                   $10,000                                 $10,000
5/31/97                      $10,090                                   $10,896                                 $11,091
6/30/97                      $10,450                                   $11,198                                 $11,535
7/31/97                      $11,300                                   $12,269                                 $12,472
8/31/97                      $10,960                                   $12,150                                 $12,416
9/30/97                      $11,440                                   $12,765                                 $13,302
10/31/97                     $10,830                                   $12,125                                 $12,614
11/30/97                     $10,580                                   $12,253                                 $12,483
12/31/97                     $10,750                                   $12,414                                 $12,595
1/31/98                      $10,380                                   $12,190                                 $12,422
2/28/98                      $11,250                                   $13,336                                 $13,528
3/31/98                      $11,710                                   $13,895                                 $14,184
4/30/98                      $12,140                                   $14,084                                 $14,326
5/31/98                      $11,240                                   $13,505                                 $13,558
6/30/98                      $11,840                                   $13,887                                 $14,138
7/31/98                      $10,950                                   $13,292                                 $13,388
8/31/98                       $8,430                                   $10,755                                 $10,630
9/30/98                       $9,320                                   $11,569                                 $11,413
10/31/98                      $9,720                                   $12,420                                 $11,972
11/30/98                     $10,240                                   $13,258                                 $12,875
12/31/98                     $11,630                                   $14,631                                 $14,445
1/31/99                      $12,620                                   $15,070                                 $14,965
2/28/99                      $11,490                                   $14,333                                 $13,916
3/31/99                      $12,460                                   $15,131                                 $14,847
4/30/99                      $13,380                                   $15,821                                 $15,491
5/31/99                      $13,190                                   $15,617                                 $15,458
6/30/99                      $14,550                                   $16,707                                 $16,655
7/31/99                      $14,550                                   $16,175                                 $16,413
8/31/99                      $15,170                                   $16,007                                 $16,359
9/30/99                      $15,370                                   $15,871                                 $16,562
10/31/99                     $16,850                                   $17,098                                 $17,983
11/30/99                     $18,550                                   $18,869                                 $20,046
12/31/99                     $23,050                                   $22,136                                 $23,664
1/31/00                      $22,990                                   $22,132                                 $23,286
2/29/00                      $31,010                                   $26,784                                 $28,760
3/31/00                      $27,110                                   $26,812                                 $27,750
4/30/00                      $23,510                                   $24,209                                 $25,150
5/31/00                      $21,420                                   $22,445                                 $23,146
6/30/00                      $27,680                                   $24,826                                 $26,324
7/31/00                      $25,960                                   $23,254                                 $25,437
8/31/00                      $31,340                                   $26,761                                 $28,799
9/30/00                      $29,655                                   $25,453                                 $27,797
10/31/00                     $24,772                                   $23,711                                 $25,804
11/30/00                     $17,834                                   $18,558                                 $21,082
12/31/00                     $19,207                                   $19,536                                 $22,574
1/31/01                      $19,746                                   $20,651                                 $22,940
2/28/01                      $14,517                                   $17,079                                 $19,655
3/31/01                      $11,669                                   $14,635                                 $17,393
4/30/01                      $14,049                                   $17,074                                 $19,750
5/31/01                      $13,836                                   $16,994                                 $19,738
6/30/01                      $14,009                                   $17,003                                 $19,625
7/31/01                      $12,859                                   $15,857                                 $18,493
8/31/01                      $11,536                                   $14,707                                 $17,143
9/30/01                       $9,787                                   $12,277                                 $14,638
10/31/01                     $10,336                                   $13,567                                 $15,600
11/30/01                     $11,089                                   $15,028                                 $16,918
12/31/01                     $11,435                                   $15,599                                 $17,585
1/31/02                      $10,916                                   $15,092                                 $17,041
2/28/02                      $10,021                                   $14,237                                 $16,101
3/31/02                      $10,682                                   $15,323                                 $17,149
4/30/02                      $10,723                                   $14,512                                 $16,556
5/31/02                      $10,275                                   $14,079                                 $16,009
6/30/02                       $9,532                                   $12,525                                 $14,600
7/31/02                       $8,586                                   $11,308                                 $13,056
8/31/02                       $8,373                                   $11,269                                 $12,921
9/30/02                       $7,955                                   $10,374                                 $12,076
10/31/02                      $8,230                                   $11,177                                 $12,722
11/30/02                      $8,484                                   $12,052                                 $13,441
12/31/02                      $7,955                                   $11,324                                 $12,582


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG GROWTH II PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Growth II Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Growth II Portfolio commenced operations on April 30, 1997.
3 For more information on the Russell Midcap(R) Growth Index please see the PBHG
  Disclosure Notes on page 51.
4 For more information on the Lipper Mid-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 51.


                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                                                11%
Consumer Non-Cyclical                                             3%
Energy                                                            1%
Financial                                                         4%
Health Care                                                      28%
Industrial                                                       13%
Services                                                         19%
Technology                                                       21%


                % of Total Portfolio Investments in Common Stock





               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

Apollo Group, Cl A                                3.1%
Varian Medical Systems                            2.7%
Accredo Health                                    2.6%
Waste Connections                                 2.6%
Corinthian Colleges                               2.6%
Symantec                                          2.5%
Jacobs Engineering Group                          2.5%
Affiliated Computer Services, Cl A                2.4%
Microchip Technology                              2.4%
Express Scripts, Cl A                             2.4%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 25.8%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO

Dear Shareholder,

The year 2002 marked the third year of negative returns for the stock market, something that has not occurred since 1941. Tensions in the Middle East and North Korea, rising oil prices, drooping consumer sentiment, a weak job market, and other worries all conspired to bring the equity markets down for the year. PBHG Large Cap Growth Portfolio declined 29.32% for the one-year period ended December 31, 2002. The Portfolio's benchmarks, the S&P 500 Index and the Russell 1000(R) Growth Index, fell 22.10% and 27.88%, respectively, for the same period.

PERFORMANCE DISCUSSION

In the early part of 2002, biotech and technology stocks fared poorly, impacting Portfolio results, as the outlook for these industries remained difficult to predict. Despite pockets of strength in semiconductors and semiconductor capital equipment stocks, there continued to be pressure on technology stocks in general. As a result, we reduced our exposure to this sector. Also affecting Portfolio returns was the fact that equities succumbed to what many called "Enronitis", as the media and the SEC began to probe more deeply into Enron's accounting practices. Tyco International, a former portfolio holding, was one of the companies that came under scrutiny, having its stock price nearly cut in half due to the ongoing worries about its accounting practices.

Another area of disappointment during the early part of the year was the health care sector. Although many health care names had solid performance, the Portfolio was hurt by some specialty pharmaceutical company holdings and some biotech bellwethers, such as Amgen and IDEC Pharmaceuticals. However, as the year progressed, we saw some success in this sector. We increased our exposure, believing that the sector would soon offer additional compelling opportunities due to its solid business momentum (top line and bottom line growth), relatively high earnings visibility and straightforward and understandable business models. During the first half of the year, our results also benefited from holdings in the defense industry, which began to feel the positive effects of increased Federal spending.

Despite our belief that the growth prospects for our health care and industrial holdings continue to look promising, our positioning was not rewarded in the latter half of the year. A late fall rally that surged off the October 9 lows did not benefit Portfolio holdings, generally favoring very beaten down, low priced stocks and companies with fundamentally poor business momentum instead. Many stocks that did relatively well in the first nine months of 2002, such as those in the health care and defense sectors, trailed in the fourth quarter and vice versa. There was certainly evidence of this within the Portfolio, particularly among our holdings in the industrial sector. While we could not justify the recovery in the technology sector based on the current weak state of fundamentals, these stocks rebounded strongly as investors chased very high beta stocks. Portfolio returns were impacted by an underweighting in the sector, particularly our lack of exposure to telecommunications services companies and limited exposure to semiconductor and semiconductor capital equipment companies. Furthermore, an overweight position in the health care sector, which underperformed the market in the second half of the year, also dampened returns. Several holdings were behind this underperformance, including IDEC Pharmaceuticals and hospital companies HCA and UnitedHealth Group.

LOOKING FORWARD

We believe the prospects for health care and defense companies continue to look attractive due to strong earnings visibility, while the technology sector remains an area of limited opportunity until we can identify signs that fundamentals are legitimately improving. As bottom-up investors, it is not our practice to make economic or market level forecasts. However, we would like to see business spending improve over consumer spending in 2003. The greatest challenge to this outlook is geopolitical risk, which is already having a widespread impact on market risk premiums and business behavior.


Sincerely,

/S/ Signature

Michael S. Sutton, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO

---------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------
                                                         Annualized          Annualized       Annualized
                                         One Year        Three Year           Five Year      Inception to
                                          Return           Return              Return           Date(2)
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio          (29.32)%         (20.66)%              1.51%            4.37%
---------------------------------------------------------------------------------------------------------




                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN PBHG LARGE CAP GROWTH PORTFOLIO
                            VERSUS THE S&P 500 INDEX,
                    THE RUSSELL 1000(R) GROWTH INDEX AND THE
                     LIPPER LARGE-CAP GROWTH FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

                 PBHG Large Cap                                     Russell 1000(R)                  Lipper Large-Cap
                Growth Portfolio          S&P 500 Index(3)          Growth Index(4)               Growth Funds Average(5)
4/30/97             $10,000                   $10,000                   $10,000                           $10,000
5/31/97             $10,500                   $10,608                   $10,722                           $10,701
6/30/97             $10,780                   $11,083                   $11,151                           $11,142
7/31/97             $11,790                   $11,965                   $12,137                           $12,188
8/31/97             $11,430                   $11,295                   $11,427                           $11,645
9/30/97             $11,960                   $11,914                   $11,989                           $12,266
10/31/97            $11,520                   $11,516                   $11,546                           $11,830
11/30/97            $11,420                   $12,049                   $12,036                           $12,080
12/31/97            $11,820                   $12,255                   $12,171                           $12,234
1/31/98             $11,730                   $12,391                   $12,535                           $12,414
2/28/98             $12,960                   $13,284                   $13,478                           $13,394
3/31/98             $13,510                   $13,964                   $14,015                           $14,001
4/30/98             $13,600                   $14,104                   $14,209                           $14,207
5/31/98             $13,140                   $13,862                   $13,806                           $13,833
6/30/98             $14,110                   $14,425                   $14,651                           $14,640
7/31/98             $14,020                   $14,272                   $14,554                           $14,493
8/31/98             $11,690                   $12,211                   $12,370                           $12,130
9/30/98             $12,530                   $12,993                   $13,320                           $12,951
10/31/98            $12,750                   $14,050                   $14,391                           $13,827
11/30/98            $13,540                   $14,901                   $15,485                           $14,790
12/31/98            $15,440                   $15,760                   $16,882                           $16,306
1/31/99             $16,070                   $16,419                   $17,873                           $17,333
2/28/99             $15,190                   $15,909                   $17,057                           $16,626
3/31/99             $16,160                   $16,545                   $17,955                           $17,567
4/30/99             $16,120                   $17,186                   $17,978                           $17,657
5/31/99             $15,460                   $16,780                   $17,426                           $17,136
6/30/99             $16,540                   $17,712                   $18,646                           $18,345
7/31/99             $16,010                   $17,159                   $18,053                           $17,819
8/31/99             $16,140                   $17,073                   $18,348                           $17,833
9/30/99             $16,420                   $16,605                   $17,963                           $17,674
10/31/99            $17,930                   $17,656                   $19,320                           $18,898
11/30/99            $20,120                   $18,015                   $20,362                           $19,961
12/31/99            $25,510                   $19,076                   $22,480                           $22,345
1/31/00             $26,030                   $18,118                   $21,426                           $21,494
2/29/00             $32,400                   $17,775                   $22,473                           $22,936
3/31/00             $31,320                   $19,514                   $24,082                           $24,232
4/30/00             $27,910                   $18,926                   $22,936                           $22,906
5/31/00             $25,420                   $18,538                   $21,781                           $21,671
6/30/00             $30,080                   $18,995                   $23,432                           $23,154
7/31/00             $30,040                   $18,698                   $22,455                           $22,665
8/31/00             $33,960                   $19,860                   $24,488                           $24,596
9/30/00             $32,364                   $18,811                   $22,171                           $22,929
10/31/00            $29,128                   $18,732                   $21,122                           $21,881
11/30/00            $24,376                   $17,255                   $18,009                           $19,095
12/31/00            $25,133                   $17,339                   $17,439                           $19,084
1/31/01             $25,205                   $17,954                   $18,644                           $19,641
2/28/01             $22,327                   $16,317                   $15,479                           $16,803
3/31/01             $19,685                   $15,284                   $13,794                           $15,129
4/30/01             $21,313                   $16,471                   $15,539                           $16,709
5/31/01             $21,252                   $16,582                   $15,310                           $16,567
6/30/01             $20,832                   $16,178                   $14,955                           $16,058
7/31/01             $20,074                   $16,019                   $14,582                           $15,520
8/31/01             $18,394                   $15,016                   $13,389                           $14,262
9/30/01             $16,325                   $13,804                   $12,053                           $12,846
10/31/01            $17,042                   $14,067                   $12,685                           $13,370
11/30/01            $18,230                   $15,146                   $13,903                           $14,637
12/31/01            $18,026                   $15,278                   $13,877                           $14,680
1/31/02             $17,278                   $15,056                   $13,632                           $14,342
2/28/02             $16,428                   $14,765                   $13,066                           $13,688
3/31/02             $17,073                   $15,321                   $13,518                           $14,246
4/30/02             $16,489                   $14,392                   $12,415                           $13,241
5/31/02             $16,018                   $14,286                   $12,115                           $12,947
6/30/02             $15,056                   $13,268                   $10,994                           $11,868
7/31/02             $13,560                   $12,234                   $10,390                           $10,996
8/31/02             $13,560                   $12,314                   $10,421                           $11,021
9/30/02             $12,874                   $10,976                    $9,340                           $10,004
10/31/02            $13,478                   $11,942                   $10,196                           $10,810
11/30/02            $13,529                   $12,645                   $10,750                           $11,277
12/31/02            $12,741                   $11,902                   $10,008                           $10,486


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP GROWTH PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Large Cap Growth Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 51.
4 For more information on the Russell 1000(R) Growth Index please see the PBHG
  Disclosure Notes on page 51.
5 For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 51.


                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                                                16%
Consumer Non-Cyclical                                             5%
Financial                                                        13%
Health Care                                                      34%
Industrial                                                        5%
Services                                                          7%
Technology                                                       19%
Transportation                                                    1%


                % of Total Portfolio Investments in Common Stock





               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

Forest Laboratories                               4.0%
Bed Bath & Beyond                                 3.5%
Microsoft                                         3.4%
UnitedHealth Group                                3.3%
Boston Scientific                                 3.2%
Wellpoint Health Networks                         3.1%
Lockheed Martin                                   3.1%
Johnson & Johnson                                 2.8%
Amgen                                             2.6%
Intel                                             2.4%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 31.4%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG MID-CAP VALUE PORTFOLIO


Dear Shareholder,

During a difficult year for equity investors, PBHG Mid-Cap Value Portfolio posted a loss of 18.66%, underperforming the benchmarks S&P MidCap 400 Index, which declined 14.51% and the S&P MidCap 400/Barra Value Index, which declined 10.11% for the year ended December 31, 2002. Despite a strong start, the stock market faltered during much of 2002, unable to find its way back into positive territory for the third year in a row. Virtually all stocks felt the effects of nervous investors worried over corporate accounting practices and scandals, additional terrorist strikes and escalating tensions with Iraq, and the uncertain prospects for corporate profits amid an uneven economic recovery.

PERFORMANCE

The Portfolio's performance over the time period was primarily impacted by our selections in the technology sector. Despite our overall relative underweight position for most of the year in this sector, the majority of the technology companies we owned suffered from continued weakness in corporate capital spending. Unfortunately, a fourth quarter rally did not benefit Portfolio holdings as much as we would have hoped because it narrowly favored the most beaten down, lowest priced companies with fundamentally poor business momentum. Instead, we elected to concentrate our focus more on those companies that had solid growth prospects and less operating risk.

It is interesting to note, however, that although we are optimistic on the economy and the market, we are not significantly overweight in technology at this point. We have been unable to find an abundance of companies in this area that meet our criteria of having valuations that are compelling given both their near-term business strength and long-term profit outlook.

Early in the year, as a result of the Enron fallout, companies with any accounting scandals such as WorldCom, Adelphia Communications and Xerox, were punished. This concern had a tremendous negative impact on some of our holdings, particularly in the first quarter. Retail stocks in particular dragged on performance later in the year, as a result of weaker than expected back-to-school and Christmas season sales.

During the year, our selections in the health care and industrial sectors also detracted from performance relative to the benchmarks. Overall, our position in health care proved disappointing, as certain holdings did not match expectations. We did have some success with certain stocks such as Aetna, which proved to be a strong performer in the fourth quarter. On the positive side, stock selection in the business services and consumer staples segments of the market helped boost performance. We do believe that attractive investment opportunities still exist in health care, business services, and selectively in the consumer cyclical and financial sectors of the market.

LOOKING FORWARD

We are convinced that no one can time the market nor know which asset class will do well over any period of time. Given this conviction, we plan to focus on companies that we believe will benefit from the economic condition most often enjoyed by the United States - expansion. We also strive to keep the Portfolio generally diversified across all sectors relative to the benchmark, to ensure that we are able to participate in an upswing in a particular segment of the market.

Our current outlook is that stocks as a group are neither expensive nor cheap. Given the recent mixed reports of economic results and a low interest rate environment, they would seem to be priced fairly for their fundamentals. However, given that this bear market is the worst since the Great Depression and our economy seems to be slowly moving towards a recovery, we believe the odds are in favor of a positive market scenario over the next six months.




Sincerely,

/S/Signature

Jerome J. Heppelmann, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG MID-CAP VALUE PORTFOLIO

-----------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------
                                         Annualized          Annualized
                                          One Year           Three Year        Inception to
                                           Return              Return             Date(2)
-----------------------------------------------------------------------------------------------
PBHG Mid-Cap Value Portfolio              (18.66)%              4.10%             11.74%
-----------------------------------------------------------------------------------------------




            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
            IN PBHG MID-CAP VALUE PORTFOLIO VERSUS THE S&P MIDCAP 400
                   INDEX, THE S&P MIDCAP 400/BARRA VALUE INDEX
                    AND THE LIPPER MID-CAP CORE FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

                         PBHG Mid-Cap                                       S&P MidCap 400/           Lipper Mid-Cap Core
                        Value Porfolio      S&P MidCap 400 Index(3)       Barra Value Index(4)          Funds Average(5)
11/30/98                    $10,000                  $10,000                     $10,000                    $10,000
12/31/98                    $11,100                  $11,208                     $10,446                    $10,834
1/31/99                     $11,300                  $10,772                      $9,900                    $10,757
2/28/99                     $10,640                  $10,208                      $9,427                    $10,165
3/31/99                     $11,180                  $10,493                      $9,605                    $10,491
4/30/99                     $11,420                  $11,321                     $10,534                    $11,144
5/31/99                     $12,010                  $11,370                     $10,706                    $11,186
6/30/99                     $12,840                  $11,979                     $11,039                    $11,799
7/31/99                     $12,650                  $11,724                     $10,892                    $11,576
8/31/99                     $12,190                  $11,322                     $10,479                    $11,221
9/30/99                     $12,017                  $10,972                      $9,963                    $11,045
10/31/99                    $12,110                  $11,532                     $10,163                    $11,506
11/30/99                    $12,556                  $12,137                     $10,367                    $12,134
12/31/99                    $13,948                  $12,858                     $10,688                    $13,374
1/31/00                     $13,363                  $12,496                     $10,226                    $12,963
2/29/00                     $14,007                  $13,371                      $9,851                    $14,419
3/31/00                     $16,066                  $14,489                     $11,359                    $15,045
4/30/00                     $15,703                  $13,984                     $11,255                    $14,294
5/31/00                     $16,347                  $13,809                     $11,580                    $13,853
6/30/00                     $16,230                  $14,012                     $11,057                    $14,542
7/31/00                     $16,008                  $14,233                     $11,495                    $14,349
8/31/00                     $17,716                  $15,822                     $12,317                    $15,860
9/30/00                     $17,178                  $15,714                     $12,499                    $15,601
10/31/00                    $17,006                  $15,181                     $12,380                    $15,129
11/30/00                    $16,047                  $14,035                     $12,397                    $13,738
12/31/00                    $17,919                  $15,109                     $13,664                    $14,799
1/31/01                     $18,306                  $15,445                     $14,273                    $15,150
2/28/01                     $17,905                  $14,564                     $13,801                    $14,173
3/31/01                     $17,360                  $13,481                     $13,193                    $13,249
4/30/01                     $18,952                  $14,968                     $14,387                    $14,475
5/31/01                     $19,611                  $15,317                     $14,671                    $14,797
6/30/01                     $19,740                  $15,255                     $14,695                    $14,760
7/31/01                     $19,439                  $15,028                     $14,696                    $14,400
8/31/01                     $18,751                  $14,536                     $14,398                    $13,798
9/30/01                     $16,077                  $12,728                     $12,783                    $12,043
10/31/01                    $16,798                  $13,291                     $12,983                    $12,575
11/30/01                    $18,415                  $14,280                     $13,772                    $13,521
12/31/01                    $19,344                  $15,017                     $14,639                    $14,151
1/31/02                     $18,622                  $14,940                     $14,636                    $13,943
2/28/02                     $18,261                  $14,958                     $14,984                    $13,747
3/31/02                     $19,070                  $16,027                     $16,093                    $14,605
4/30/02                     $18,983                  $15,952                     $16,334                    $14,388
5/31/02                     $18,738                  $15,683                     $16,050                    $14,123
6/30/02                     $17,453                  $14,535                     $15,148                    $13,092
7/31/02                     $15,807                  $13,127                     $13,577                    $11,805
8/31/02                     $15,894                  $13,193                     $13,696                    $11,860
9/30/02                     $14,580                  $12,130                     $12,349                    $10,939
10/31/02                    $15,331                  $12,656                     $12,843                    $11,379
11/30/02                    $16,428                  $13,388                     $13,667                    $12,049
12/31/02                    $15,735                  $12,838                     $13,160                    $11,528



1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG MID-CAP VALUE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The returns shown reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Mid-Cap Value Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.
3 For more information on the S&P MidCap 400 Index, please see the PBHG
  Disclosure Notes on page 51.
4 For more information on the S&P MidCap 400/Barra Value Index, please see the
  PBHG Disclosure Notes on page 51.
5 For more information on the Lipper Mid-Cap Core Funds Average, please see the PBHG Disclosure Notes on page 51.




                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Basic Materials                                                   1%
Consumer Cyclical                                                18%
Consumer Non-Cyclical                                             7%
Energy                                                           11%
Financial                                                        15%
Health Care                                                      16%
Industrial                                                        5%
Services                                                          7%
Technology                                                       15%
Utilities                                                         5%


                % of Total Portfolio Investments in Common Stock





               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

DST Systems                                       2.8%
Supervalu                                         2.5%
Mylan Laboratories                                2.4%
Devon Energy                                      2.4%
Transocean                                        2.2%
Guidant                                           2.2%
Dun & Bradstreet                                  2.1%
Aetna                                             2.0%
Anthem                                            1.8%
Countrywide Credit                                1.8%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 22.2%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO

Dear Shareholder:

For the third year in a row, the stock market retreated to negative territory, something that has not occurred for more than sixty years. Tensions in the Middle East and North Korea, rising oil prices, drooping consumer sentiment, a weak job market, and other worries all conspired to bring the equity markets down sharply in 2002. PBHG Select 20 Portfolio declined 31.34% for the year ended December 31, 2002. In comparison, the Portfolio's benchmarks, the S&P 500 Index and Russell 1000(R) Growth Index, fell 22.10% and 27.88%, respectively, for the same period.

PERFORMANCE DISCUSSION

As 2002 began, improving economic data, a strong housing market and a consumer confidence level exceeding what most analysts had predicted supported hopes for an economic recovery in the year ahead. However, as the year progressed, widespread uncertainty stemming from the continued war on terrorism, concerns over corporate accounting practices, and doubt regarding the strength of the economic recovery kept investors on the sidelines and put downward pressure on equities. High profile accounting problems caused a contraction in stock price multiples for any company even remotely suspected of issuing irregular financial statements. Tyco International, a former portfolio holding, was one of the companies that came under scrutiny, having its stock price nearly cut in half. Xerox and telecommunications giant WorldCom also came into question for alleged accounting irregularities.

Due to our effort to move from an area of uncertain growth into areas that we believe to be more stable, we significantly reduced our technology exposure in the first half of the year. We sold weightings in software giant Microsoft and graphic processor designer NVIDIA, while we reduced our position in other technology holdings as well. These adjustments were made in response to the lack of visibility in near-term business fundamentals for the sector. Subsequently, our health care, industrial and consumer cyclical exposure increased.

Despite our belief that the growth prospects for our health care and industrial holdings, including Lockheed Martin and Northrop Grumman, continue to look promising, our positioning was not rewarded in the latter half of the year. A late fall rally that surged off the October 9 lows did not benefit Portfolio holdings, generally favoring beaten down, low priced stocks and companies with fundamentally poor business momentum instead. Many stocks that did relatively well in the first nine months of 2002, such as those in the health care and defense sectors, trailed in the fourth quarter and vice versa. There was certainly evidence of this within the Portfolio, particularly among our holdings in the industrial sector. Our reduced technology position, including a lack of exposure to telecommunications services companies and limited exposure to semiconductor and semiconductor capital equipment companies, hurt performance. These stocks rebounded strongly as investors chased very high beta stocks during the final months of the year. Our overweight position in the health care sector, which underperformed the market in the second half of the year, also dampened returns.

LOOKING FORWARD

We believe the prospects for health care and defense companies continue to look attractive due to strong earnings visibility while the technology sector remains an area of limited opportunity until we can identify signs that fundamentals are legitimately improving.

As bottom-up investors, it is not our practice to make economic or market level forecasts. However, we would like to see business spending improve over consumer spending in 2003. The greatest challenge to this outlook is geopolitical risk, which is already having a widespread impact on market risk premiums and business behavior.


Sincerely,



/S/Signature



Michael S. Sutton, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO

-------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------
                                                       Annualized            Annualized         Annualized
                                   One Year            Three Year             Five Year        Inception to
                                    Return               Return                Return             Date(2)
-------------------------------------------------------------------------------------------------------------
PBHG Select 20 Portfolio           (31.34)%             (30.64)%                1.70%              1.67%
-------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     PBHG SELECT 20 PORTFOLIO VERSUS THE S&P 500 INDEX, THE RUSSELL 1000(R)
           GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE



[Line graph omitted--plot points as follows:]

                PBHG Select 20                                 Russell 1000(R)          Lipper Large-Cap Growth
                   Portfolio          S&P 500 Index(3)         Growth Index(4)              Funds Average(5)
11/30/96            $10,000               $10,000                  $10,000                      $10,000
9/30/97              $9,980               $10,033                  $10,009                      $10,000
10/31/97             $9,610                $9,698                   $9,630                       $9,644
11/30/97             $9,660               $10,147                  $10,039                       $9,848
12/31/97            $10,030               $10,321                  $10,152                       $9,974
1/31/98             $10,200               $10,435                  $10,455                      $10,120
2/28/98             $11,330               $11,187                  $11,242                      $10,920
3/31/98             $11,970               $11,760                  $11,690                      $11,414
4/30/98             $12,210               $11,878                  $11,852                      $11,582
5/31/98             $11,940               $11,674                  $11,515                      $11,277
6/30/98             $13,150               $12,148                  $12,221                      $11,935
7/31/98             $13,220               $12,019                  $12,140                      $11,816
8/31/98             $11,020               $10,283                  $10,318                       $9,888
9/30/98             $12,600               $10,942                  $11,110                      $10,558
10/31/98            $12,850               $11,832                  $12,003                      $11,273
11/30/98            $13,750               $12,549                  $12,917                      $12,057
12/31/98            $16,300               $13,272                  $14,081                      $13,293
1/31/99             $17,690               $13,828                  $14,908                      $14,131
2/28/99             $16,510               $13,398                  $14,227                      $13,554
3/31/99             $17,930               $13,934                  $14,976                      $14,321
4/30/99             $17,270               $14,473                  $14,996                      $14,394
5/31/99             $16,700               $14,132                  $14,535                      $13,970
6/30/99             $17,870               $14,916                  $15,553                      $14,956
7/31/99             $17,410               $14,451                  $15,058                      $14,527
8/31/99             $18,150               $14,378                  $15,305                      $14,538
9/30/99             $18,760               $13,984                  $14,983                      $14,409
10/31/99            $20,820               $14,869                  $16,115                      $15,406
11/30/99            $24,841               $15,172                  $16,984                      $16,273
12/31/99            $32,701               $16,065                  $18,750                      $18,216
1/31/00             $31,851               $15,258                  $17,871                      $17,522
2/29/00             $38,221               $14,969                  $18,745                      $18,698
3/31/00             $39,111               $16,434                  $20,087                      $19,755
4/30/00             $34,651               $15,939                  $19,131                      $18,674
5/31/00             $30,141               $15,612                  $18,168                      $17,667
6/30/00             $36,131               $15,997                  $19,544                      $18,876
7/31/00             $35,871               $15,747                  $18,730                      $18,478
8/31/00             $41,091               $16,725                  $20,425                      $20,052
9/30/00             $37,549               $15,842                  $18,493                      $18,692
10/31/00            $33,629               $15,775                  $17,618                      $17,838
11/30/00            $25,401               $14,531                  $15,021                      $15,567
12/31/00            $24,895               $14,602                  $14,546                      $15,558
1/31/01             $25,454               $15,120                  $15,551                      $16,012
2/28/01             $20,776               $13,742                  $12,911                      $13,699
3/31/01             $17,373               $12,871                  $11,506                      $12,334
4/30/01             $19,101               $13,871                  $12,961                      $13,622
5/31/01             $18,890               $13,964                  $12,770                      $13,506
6/30/01             $18,195               $13,625                  $12,474                      $13,091
7/31/01             $17,426               $13,490                  $12,163                      $12,653
8/31/01             $15,593               $12,646                  $11,168                      $11,627
9/30/01             $14,107               $11,625                  $10,053                      $10,472
10/31/01            $14,889               $11,846                  $10,581                      $10,899
11/30/01            $16,147               $12,755                  $11,597                      $11,933
12/31/01            $15,892               $12,867                  $11,575                      $11,967
1/31/02             $14,821               $12,679                  $11,371                      $11,692
2/28/02             $14,396               $12,435                  $10,899                      $11,159
3/31/02             $14,804               $12,902                  $11,276                      $11,614
4/30/02             $14,379               $12,120                  $10,355                      $10,794
5/31/02             $13,784               $12,031                  $10,105                      $10,555
6/30/02             $13,002               $11,174                   $9,170                       $9,675
7/31/02             $11,592               $10,303                   $8,666                       $8,964
8/31/02             $11,524               $10,370                   $8,692                       $8,985
9/30/02             $10,963                $9,243                   $7,790                       $8,156
10/31/02            $11,507               $10,057                   $8,505                       $8,813
11/30/02            $11,473               $10,649                   $8,967                       $9,194
12/31/02            $10,912               $10,023                   $8,347                       $8,548


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SELECT 20 PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Select 20 Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Select 20 Portfolio commenced operations on September 25, 1997.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 51.
4 For more information on the Russell 1000(R) Growth Index please see the PBHG
  Disclosure Notes on page 51.
5 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds
  Average at that month's end, September 30, 1997. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 51.


                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                                                15%
Consumer Non-Cyclical                                             5%
Financial                                                        11%
Health Care                                                      41%
Industrial                                                        7%
Services                                                          5%
Technology                                                       16%


                % of Total Portfolio Investments in Common Stock



               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

UnitedHealth Group                                8.8%
Bed Bath & Beyond                                 7.5%
Lockheed Martin                                   6.9%
Microsoft                                         6.6%
Bank of America                                   6.3%
Forest Laboratories                               6.2%
Boston Scientific                                 5.5%
Pfizer                                            5.4%
Amgen                                             5.3%
Dell Computer                                     5.3%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 63.8%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO


Dear Shareholder:

For the year ended December 31, 2002, PBHG Select Value Portfolio returned -25.07%, compared to a return of -22.10% for its benchmark, the S&P 500 Index.

Despite a positive fourth quarter, 2002 capped a three-year long losing-streak for stocks, the first such decline since 1939-1941. At the beginning of the year, many analysts thought it was unlikely that the market would challenge that record. We all held out hope that the U.S. economy would solidly recover from the recession that began in 2001, spurred by the Federal Reserve's eleven interest rate cuts.

Nevertheless, as the year progressed, American consumers became more worried about job losses and less interested in spending. American businesses became more focused on cost-cutting initiatives and less inclined to invest for the future, despite low interest rates. Tensions with Iraq and North Korea threatened to add more instability to a world already stalked by terrorism. Economists grew concerned over both deflation and climbing oil prices. To make matters worse, the markets were still trying to understand the scope of corporate accounting scandals and investment banking conflicts of interest.

This makes even more impressive the surges of optimism that investors demonstrated in the second half of the year. We agree with the sentiment expressed by Fed Chairman Alan Greenspan in a recent speech, "Fortunately, the ability of our economy to weather the many shocks inflicted on it since the spring of 2000 attests to our market system's remarkable resilience."

In this year's bearish environment, our challenge was to position the Portfolio defensively against further declines, while not compromising the upside potential. To that end, we wanted to own companies that we believed had predictable growth rates, understandable balance sheets, and strong free cash flow. We focused new investments in stocks with seemingly attractive prices and above-market dividend yields.

Our strategy led us to overweight defensive equity sectors, such as health care, energy, utilities and telecommunication services. Our selections, combined with the overweighted position relative to the benchmark, hurt performance in the sectors. Within the relatively strong consumer staples sector, our holdings in Sara Lee and HJ Heinz helped the performance of the Portfolio. In health care, we maintained our exposure to the pharmaceutical sector, even as some holdings, such as Merck, performed well, while others, such as Schering Plough and Bristol-Myers Squibb, fell significantly. Despite a dramatic rebound in the fourth quarter, the telecommunications sector was one of the year's weakest, weighed down by the stocks of several regional Bell operating companies, such as BellSouth and SBC Communications.

Throughout the year, we underweighted economically sensitive sectors, such as technology, financials, consumer cyclicals and basic materials. Our concerns about excess capacity and the lack of sustainable business momentum faced by many technology companies proved beneficial; the sector turned in the Index's worst performance for the year.

Equity markets have not experienced four consecutive down years since the Great Depression. While the recent market has been challenging, we believe the outlook for the economy is brightening. Nevertheless, we believe it is very hard to forecast the performance of the market in the near-term, given the current level of economic and geopolitical uncertainty and recent levels of market volatility. We do believe that the market currently is within a reasonable range of its fair value, even if pinpointing an exact measure of fair value is difficult. More importantly, however, we believe that opportunities clearly exist for equity investors in today's market -- not because the overall market is cheap, but rather because some stocks represent good long-term investments at current prices.


Sincerely,


/S/Signature


Raymond J. McCaffrey, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

---------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
                                                   Annualized        Annualized        Annualized
                                  One Year         Three Year         Five Year       Inception to
                                   Return            Return            Return            Date(2)
---------------------------------------------------------------------------------------------------
PBHG Select Value Portfolio       (25.07)%           (3.50)%            6.18%             6.83%
---------------------------------------------------------------------------------------------------


                 COMPARISONOF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                           PBHG SELECT VALUE PORTFOLIO VERSUS THE S&P 500 INDEX AND THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

                  PBHG Select Value Portfolio              S&P 500 Index(3)            Lipper Large-Cap Value Funds Average(4)
10/28/97                    $10,000                             $10,000                               $10,000
10/31/97                     $9,900                              $9,926                               $10,000
11/30/97                    $10,098                             $10,385                               $10,276
12/31/97                    $10,336                             $10,563                               $10,460
1/31/98                     $10,336                             $10,680                               $10,434
2/28/98                     $11,000                             $11,450                               $11,151
3/31/98                     $11,525                             $12,036                               $11,642
4/30/98                     $11,743                             $12,157                               $11,703
5/31/98                     $11,743                             $11,948                               $11,489
6/30/98                     $11,902                             $12,433                               $11,576
7/31/98                     $11,837                             $12,301                               $11,229
8/31/98                     $10,181                             $10,525                                $9,595
9/30/98                     $11,004                             $11,199                               $10,103
10/31/98                    $12,263                             $12,110                               $10,889
11/30/98                    $13,165                             $12,844                               $11,384
12/31/98                    $14,259                             $13,584                               $11,720
1/31/99                     $14,509                             $14,152                               $11,805
2/28/99                     $13,920                             $13,712                               $11,501
3/31/99                     $14,279                             $14,261                               $11,852
4/30/99                     $14,679                             $14,813                               $12,763
5/31/99                     $14,749                             $14,463                               $12,611
6/30/99                     $15,578                             $15,266                               $13,034
7/31/99                     $15,249                             $14,790                               $12,597
8/31/99                     $14,989                             $14,716                               $12,245
9/30/99                     $14,801                             $14,312                               $11,762
10/31/99                    $15,557                             $15,218                               $12,255
11/30/99                    $15,823                             $15,527                               $12,252
12/31/99                    $15,527                             $16,442                               $12,471
1/31/00                     $15,271                             $15,616                               $12,002
2/29/00                     $14,290                             $15,320                               $11,309
3/31/00                     $15,895                             $16,819                               $12,504
4/30/00                     $16,426                             $16,313                               $12,457
5/31/00                     $16,917                             $15,978                               $12,614
6/30/00                     $16,467                             $16,372                               $12,215
7/31/00                     $15,680                             $16,116                               $12,269
8/31/00                     $16,886                             $17,117                               $13,053
9/30/00                     $17,395                             $16,214                               $12,950
10/31/00                    $17,316                             $16,145                               $13,311
11/30/00                    $17,406                             $14,872                               $12,765
12/31/00                    $18,303                             $14,945                               $13,439
1/31/01                     $19,937                             $15,475                               $13,672
2/28/01                     $19,778                             $14,064                               $13,197
3/31/01                     $19,063                             $13,173                               $12,702
4/30/01                     $20,062                             $14,197                               $13,398
5/31/01                     $20,186                             $14,292                               $13,640
6/30/01                     $19,596                             $13,944                               $13,248
7/31/01                     $19,664                             $13,807                               $13,194
8/31/01                     $18,609                             $12,943                               $12,617
9/30/01                     $16,630                             $11,897                               $11,613
10/31/01                    $17,285                             $12,124                               $11,685
11/30/01                    $18,584                             $13,054                               $12,432
12/31/01                    $18,618                             $13,169                               $12,647
1/31/02                     $17,779                             $12,977                               $12,421
2/28/02                     $17,860                             $12,726                               $12,351
3/31/02                     $17,768                             $13,205                               $12,884
4/30/02                     $16,848                             $12,404                               $12,353
5/31/02                     $17,549                             $12,313                               $12,366
6/30/02                     $16,205                             $11,436                               $11,506
7/31/02                     $14,802                             $10,544                               $10,523
8/31/02                     $14,688                             $10,614                               $10,576
9/30/02                     $12,695                              $9,460                                $9,359
10/31/02                    $13,695                             $10,293                               $10,028
11/30/02                    $14,346                             $10,899                               $10,664
12/31/02                    $13,951                             $10,258                               $10,146


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SELECT VALUE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Funds that invest in a limited number of securities may involve greater risks and more price volatility than more diversified funds. The Portfolio's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Select Value Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Select Value Portfolio commenced operations on October 28, 1997.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 51.
4 The chart assumes $10,000 invested in the Lipper Large-Cap Value Funds Average at that month's end, October 31, 1997. For more information on the Lipper Large-Cap Value Funds Average please see the PBHG Disclosure Notes on page 51.


                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                                                10%
Consumer Non-Cyclical                                            15%
Energy                                                           10%
Financial                                                        16%
Health Care                                                      16%
Industrial                                                        7%
Services                                                         10%
Technology                                                        8%
Utilities                                                         8%


                % of Total Portfolio Investments in Common Stock





               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

Prudential Financial                              4.9%
Aetna                                             4.8%
Duke Energy                                       4.3%
Interpublic Group                                 4.1%
Philip Morris                                     3.8%
Merck                                             3.8%
Conagra Foods                                     3.8%
Pfizer                                            3.6%
Wyeth                                             3.6%
Raytheon                                          3.5%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 40.2%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO


Dear Shareholder,

For the twelve months ended December 31, 2002, PBHG Small Cap Growth Portfolio returned -39.69%, compared to a return of -30.26% for its benchmark, the Russell 2000(R) Growth Index.

Although a rally struggled to take hold in the last quarter of 2002, equities ended the year down, just as they had in the two prior years. While pain was felt across the board, small-cap growth stocks suffered the most. We share our investors' frustration. If there is a positive way to view the recent performance of growth stocks, it is this: we believe the market finally may have corrected most, if not all, of the pricing imbalance-overvaluing growth and undervaluing value-that prevailed in 1999 and early 2000. While that provides us with little comfort for the past, it gives us a more optimistic outlook for the relative performance of growth stocks in the near-term.

Much of what happens in the near-term depends on whether the economy can demonstrate, beyond a reasonable doubt, that the makings for a sustained recovery are in place. While there was evidence this year that lower interest rates were providing the intended stimulus, every positive economic report seemed to be upstaged by an ambiguous or negative report. Investors wavered. Consumer confidence slipped. The eagerly awaited Santa Claus rally never materialized.

Every sector within the Portfolio declined for the period, with the exception of consumer non-cyclicals. Since this sector represented only a small percentage of the Portfolio's total weight, its positive contribution was limited.

Technology was the biggest drag on performance, although its weight in the Portfolio was the lowest in recent memory. The sector was battered in the first three quarters of the year, as investors questioned the sustainability of their business momentum in light of corporate cost-cutting initiatives. The sector staged a dramatic rally midway through the fourth quarter, but it was not nearly enough to save it from a last-place finish for the year.

While it is an understatement to say that technology stocks have been disappointing lately, we do believe an improving economy will eventually cause a reversal of fortune for these cyclical growth enterprises. Nevertheless, we continue to deal head-on with the challenge that technology stocks present: balancing the caution warranted by the severity and duration of their recent decline with the knowledge that they have often times led the market out of bearish periods. We would expect to build a somewhat larger exposure to the sector when a better economy translates into better earnings for technology-driven companies.

The health care sector also faltered during the year, tarnishing its perception of safety. Many of our health care holdings suffered more from investor neglect than negative fundamentals. Consumer stocks performed well in the beginning of the year, as low interest rates and mortgage refinancing activity created a tonic for consumer demand. By year-end, shoppers were keeping a firm grasp on their wallet.

Of course, weighing on everyone's mind are the threats of war and terrorism. The U.S. economy's ability to hold on to its fragile recovery hinges on these geopolitical events. Despite the grim circumstance of the last three years, we have been able to ferret out innovative and exciting small-cap growth opportunities. This is a testament to the resilience of American companies and the importance of careful stock selection. Therefore, we will continue to pursue our bottom-up, earnings-based discipline.



Sincerely,


/S/Signature


Peter J. Niedland, CFA
Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO


-----------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------------------
                                                              Annualized
                                             One Year        Inception to
                                              Return            Date(2)
-----------------------------------------------------------------------------------------
PBHG Small Cap Growth Portfolio              (39.69)%          (33.08)%
-----------------------------------------------------------------------------------------


  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN PBHG SMALL CAP
     GROWTH PORTFOLIO VERSUS THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER
                         SMALL-CAP GROWTH FUNDS AVERAGE




[Line graph omitted--plot points as follows:]

                PBHG Small Cap         Russell 2000(R)       Lipper Small-Cap Growth
               Growth Portfolio        Growth Index(3)           Funds Average(4)
4/30/01            $10,000                $10,000                    $10,000
5/31/01             $9,810                $10,232                    $10,220
6/30/01             $9,930                $10,511                    $10,511
7/31/01             $9,090                 $9,614                     $9,895
8/31/01             $8,060                 $9,014                     $9,298
9/30/01             $6,440                 $7,559                     $7,867
10/31/01            $7,360                 $8,286                     $8,509
11/30/01            $8,000                 $8,978                     $9,169
12/31/01            $8,490                 $9,537                     $9,732
1/31/02             $8,250                 $9,198                     $9,423
2/28/02             $7,130                 $8,602                     $8,796
3/31/02             $8,110                 $9,350                     $9,477
4/30/02             $7,630                 $9,148                     $9,205
5/31/02             $6,990                 $8,613                     $8,747
6/30/02             $6,400                 $7,883                     $8,114
7/31/02             $5,490                 $6,671                     $6,967
8/31/02             $5,290                 $6,668                     $6,970
9/30/02             $4,730                 $6,186                     $6,516
10/31/02            $5,200                 $6,499                     $6,787
11/30/02            $5,830                 $7,144                     $7,303
12/31/02            $5,120                 $6,651                     $6,820


1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SMALL CAP GROWTH PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Securities of small and medium sized companies may involve greater risk and price volatility than securities of larger more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Growth Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001.
3 For more information on the Russell 2000(R) Growth Index please see the PBHG
  Disclosure Notes on page 51.
4 For more information on the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 51.


                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002


[Pie chart omitted--plot points as follows:]

Basic Materials                                                   2%
Consumer Cyclical                                                17%
Consumer Non-Cyclical                                             4%
Health Care                                                      13%
Industrial                                                       11%
Services                                                         14%
Technology                                                       39%


                % of Total Portfolio Investments in Common Stock





               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

Whole Foods Market                                2.8%
PF Chang's China Bistro                           2.6%
Corporate Executive Board                         2.5%
Krispy Kreme Doughnuts                            2.4%
Sandisk                                           2.2%
Cognizant Technology Solutions                    2.2%
Manhattan Associates                              2.1%
Cabot Microelectronics                            2.0%
Documentum                                        2.0%
Panera Bread, Cl A                                1.9%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 22.7%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO*


Dear Shareholder:

Despite a strong start, the stock market faltered during much of 2002, unable to find its way back into positive territory for the third year in a row. Virtually all stocks felt the effects of nervous investors worried over corporate accounting practices and scandals, additional terrorist strikes and escalating tensions with Iraq, and the uncertain prospects for corporate profits amid an uneven economic recovery. PBHG Small Cap Value Portfolio lost 31.11% for the year ended December 31, 2002, trailing the Portfolio's benchmark, the Russell 2000(R) Index, which declined 20.48%, and the Russell 2000(R) Value Index which posted a loss of 11.42%.

PERFORMANCE

The Portfolio's performance over the time period was primarily impacted by our selections in the technology sector. Despite our overall relative underweight position for most of the year in this sector, the majority of the technology companies we owned suffered from on-going continued weakness in corporate capital spending. Although the technology sector rallied in the fourth quarter, the companies that were most leveraged to an economic recovery (i.e., those with a higher level of operating risk) were those that rebounded the sharpest in terms of performance. Instead, we elected to concentrate our focus more on those companies that had solid growth prospects and less operating risk.

Early in the year, as a result of the Enron fallout, companies with any accounting scandals such as WorldCom, Adelphia Communications and Xerox, were punished. This concern had a tremendous negative impact on some of our holdings, particularly in the first quarter. Also hurting performance during the first half of the year was our lack of exposure to small cap regional banks and REITs, relative to the benchmarks. However, in the fourth quarter this underweight position began to benefit returns.

During the year, our selections in the health care and industrial sectors also detracted from performance. On the positive side, stock selection in the business services and consumer staples segments of the market helped boost performance. We do believe that attractive investment opportunities still exist in health care, business services, and selectively in the consumer cyclical and financial sectors of the market.

LOOKING FORWARD

We are convinced that no one can time the market nor know which asset class will do well over any period of time. Given this conviction, we plan to focus on companies that we believe will benefit from the economic condition most often enjoyed by the United States -- expansion. We also strive to keep the portfolio generally diversified across all sectors relative to the benchmark, to ensure that we are able to participate in an upswing in a particular segment of the market.

Our current outlook is that stocks as a group are neither expensive nor cheap. Given the recent mixed reports of economic results and a low interest rate environment, they would seem to be priced fairly for their fundamentals. However, given that this bear market is the worst since the Great Depression and our economy seems to be slowly moving towards a recovery, we believe the odds are in favor of a positive market scenario over the next six months. If this is the case, we believe the small cap asset class has the potential to do well as these are generally the companies in the asset class that were quickest to cut costs to meet new revenue expectations, and also tend to be able to use their nimble operating structures to capitalize on an economic rebound.



Sincerely,


/S/Signature


Jerome J. Heppelmann, CFA
Portfolio Manager


* Effective January 1, 2003 PBHG Small Cap Value Portfolio was renamed PBHG Small Cap Portfolio. The Portfolio's focus is primarily on certain small cap value companies that may also exhibit certain growth characteristics.

[Logo omitted]

PBHG Insurance Series Fund
PBHG SMALL CAP VALUE PORTFOLIO

----------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------
                                                     Annualized        Annualized       Annualized
                                      One Year       Three Year         Five Year      Inception to
                                       Return          Return            Return            Date(2)
----------------------------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio        (31.11)%         (0.18)%            5.05%            5.83%
----------------------------------------------------------------------------------------------------

       Comparison of Change in the Value of a $10,000 Investment in PBHG
          Small Cap Value Portfolio versus the Russell 2000(R) Index, the Russell 2000(R) Value Index and the Lipper
                          Small-Cap Core Funds Average


[Line graph omitted--plot points as follows:]

              PBHG Small Cap Value      Russell 2000(R)       Russell 2000(R)        Lipper Small-Cap Core
                    Portfolio               Index(3)          Value Index(4)            Funds Average(5)
10/28/97             $10,000                $10,000               $10,000                   $10,000
10/31/97             $10,050                $10,095               $10,064                   $10,000
11/30/97             $10,060                $10,030               $10,174                    $9,914
12/31/97             $10,480                $10,205               $10,519                   $10,016
1/31/98              $10,630                $10,044               $10,329                    $9,860
2/28/98              $11,250                $10,787               $10,953                   $10,571
3/31/98              $11,950                $11,232               $11,398                   $11,079
4/30/98              $12,230                $11,294               $11,454                   $11,179
5/31/98              $11,590                $10,685               $11,048                   $10,638
6/30/98              $11,520                $10,708               $10,986                   $10,550
7/31/98              $10,995                 $9,841               $10,125                    $9,813
8/31/98               $8,812                 $7,930                $8,540                    $7,935
9/30/98               $9,233                 $8,551                $9,022                    $8,271
10/31/98             $10,064                 $8,899                $9,290                    $8,634
11/30/98             $10,805                 $9,366                $9,541                    $9,120
12/31/98             $11,626                 $9,945                $9,840                    $9,629
1/31/99              $11,286                $10,077                $9,617                    $9,541
2/28/99              $10,424                 $9,261                $8,961                    $8,829
3/31/99              $10,064                 $9,406                $8,887                    $8,814
4/30/99              $10,755                $10,249                $9,698                    $9,534
5/31/99              $11,446                $10,398                $9,996                    $9,824
6/30/99              $11,987                $10,869               $10,358                   $10,371
7/31/99              $12,127                $10,570               $10,112                   $10,314
8/31/99              $11,906                $10,179                $9,743                    $9,973
9/30/99              $11,806                $10,181                $9,548                    $9,923
10/31/99             $11,526                $10,223                $9,357                    $9,896
11/30/99             $12,097                $10,833                $9,405                   $10,500
12/31/99             $13,479                $12,059                $9,694                   $11,441
1/31/00              $13,479                $11,866                $9,441                   $11,191
2/29/00              $15,712                $13,825               $10,018                   $12,497
3/31/00              $16,723                $12,914               $10,065                   $12,585
4/30/00              $15,862                $12,137               $10,124                   $12,122
5/31/00              $15,932                $11,429                $9,970                   $11,683
6/30/00              $17,484                $12,425               $10,261                   $12,544
7/31/00              $17,003                $12,026               $10,603                   $12,296
8/31/00              $18,666                $12,943               $11,077                   $13,333
9/30/00              $18,421                $12,563               $11,014                   $13,040
10/31/00             $17,621                $12,002               $10,975                   $12,691
11/30/00             $16,269                $10,770               $10,752                   $11,598
12/31/00             $18,349                $11,695               $11,907                   $12,730
1/31/01              $19,087                $12,304               $12,236                   $13,365
2/28/01              $18,134                $11,497               $12,219                   $12,633
3/31/01              $17,232                $10,934               $12,023                   $12,040
4/30/01              $18,503                $11,790               $12,579                   $13,030
5/31/01              $19,046                $12,079               $12,903                   $13,483
6/30/01              $19,168                $12,496               $13,422                   $13,843
7/31/01              $18,892                $11,820               $13,121                   $13,500
8/31/01              $18,451                $11,438               $13,075                   $13,123
9/30/01              $15,595                 $9,899               $11,632                   $11,484
10/31/01             $16,758                $10,478               $11,936                   $12,103
11/30/01             $18,330                $11,289               $12,794                   $12,925
12/31/01             $19,462                $11,986               $13,577                   $13,750
1/31/02              $18,739                $11,861               $13,757                   $13,666
2/28/02              $18,121                $11,536               $13,841                   $13,403
3/31/02              $19,452                $12,463               $14,877                   $14,449
4/30/02              $19,001                $12,577               $15,401                   $14,579
5/31/02              $18,152                $12,019               $14,892                   $14,051
6/30/02              $16,821                $11,422               $14,562                   $13,309
7/31/02              $13,792                 $9,697               $12,398                   $11,489
8/31/02              $14,190                 $9,672               $12,343                   $11,517
9/30/02              $13,247                 $8,978               $11,462                   $10,707
10/31/02             $13,461                 $9,266               $11,634                   $11,003
11/30/02             $14,228                $10,092               $12,562                   $11,758
12/31/02             $13,407                 $9,531               $12,026                   $11,245




1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SMALL CAP VALUE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Small Cap Value Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 The PBHG Small Cap Value Portfolio commenced operations on October 28, 1997.
3 For more information on the Russell 2000(R) Index please see the PBHG
  Disclosure Notes on page 51.
4 For more information on the Russell 2000(R) Value Index please see the PBHG
  Disclosure Notes on page 51.
5 The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at that month's end, October 31, 1997. For more information on the Lipper Small-Cap Core Funds Average please see the PBHG Disclosure Notes on page 51.



                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Basic Materials                                                   4%
Consumer Cyclical                                                17%
Consumer Non-Cyclical                                             2%
Energy                                                            7%
Financial                                                        22%
Health Care                                                      13%
Industrial                                                       11%
Services                                                          9%
Technology                                                        8%
Transportation                                                    3%
Utilities                                                         4%


                % of Total Portfolio Investments in Common Stock




               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

First American                                    2.6%
Affiliated Managers Group                         2.1%
Urban Outfitters                                  2.1%
Brookline Bancorp                                 2.0%
Pier 1 Imports                                    1.8%
Arbitron                                          1.8%
Pharmaceutical Product Development                1.7%
HCC Insurance Holdings                            1.7%
Atlantic Coast Airlines Holdings                  1.7%
Scholastic                                        1.6%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 19.1%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


Dear Shareholder:

For the twelve months ended December 31, 2002, the PBHG Technology & Communications Portfolio returned -53.99%, compared to a return of -33.14% for its benchmark, the PSE Technology Index(R).

Clearly, 2002 was a disappointing year for all stocks and especially for technology stocks. Looking back to the beginning of the year, most investors -- both novice and professional -- did not anticipate that the market would, as it did, decline for three consecutive years. After all, the last time that happened was over 60 years ago. Moreover, the U.S. economy did appear to be on a path to recovery, stimulated by eleven interest rate cuts in 2001.

By mid-year, reports on the health of the economy were mixed. Consumers were spending, encouraged by mortgage refinancings and zero-percent financing offers. At the same time, businesses were finding it difficult, if not impossible, to raise prices. Economists were actually debating the likelihood of deflation. Walking a fine line with profitability, many companies significantly reduced spending, most notably on technology. Consequently, investors questioned the sector's near-term business outlook, driving technology stocks down dramatically during the first three quarters of the year.

During the second half of 2002, corporate accounting scandals and compromised ethics were still making the headlines. Terrorism threats abounded, war with Iraq became a real possibility and North Korea added even more to geopolitical uncertainty. Energy prices continued to climb. Corporate cost-cutting initiatives included more layoffs. Remarkably, it was amid this grim backdrop that equity markets, especially the most battered technology stocks, staged a dramatic rally in October and November. Investors poured money into the market, chasing high-risk names and paying little heed to fundamentals. This frenzied momentum did not last and technology stocks gave back some gains in December.

It is important to note that fourth quarter results were positive ... and not because we are looking for something good to say in an otherwise difficult year. We certainly understand how trying and difficult the last three years have been for equity investors. However, technology's surge in this recent, albeit short-lived, rally reminds us that this sector often leads equities out of a bear market. And its volatility notwithstanding, the PSE Technology Index(R) has returned 17.0% per year on an annualized basis over the last ten years, significantly outpacing the 9.3% annualized return for the S&P 500 Index over the same period.

Unfortunately, the fourth quarter rally did not benefit Portfolio holdings as much as we would have hoped, because it narrowly favored the most beaten down, lowest priced companies with fundamentally poor business momentum. For the year, semiconductor-related businesses were the hardest hit group in the Index. Our overweighted position, coupled with our underperformance in these chip and equipment makers, was the biggest drag on the Portfolio's performance. Similarly, our overweighting and underperformance in communications equipment companies hurt relative performance. Our most disappointing holding during the year was video game retailer Electronics Boutique Holdings, which experienced much weaker-than-expected holiday sales. On the plus side, our underweighting in computer and peripheral makers helped the Portfolio.

Some analysts believe that the last three years of equity declines have wrung out the excesses of the late 1990s. Mindful of the past, we are hopeful that the market's fourth quarter movement is a precursor of better things to come. Nevertheless, we remain cautious while waiting for stronger evidence that company fundamentals are improving, the U.S. economy is strengthening and that geopolitical risks are abating. We will remain focused on our bottom-up investment process and seek stocks of well-managed companies with superior competitive position.


Sincerely,


/S/Signature                      /S/Signature

Gary L. Pilgrim, CFA              Jerome J. Heppelmann, CFA
Portfolio Manager                 Portfolio Manager




/S/Signature                     /S/Signature

Raymond J. McCaffrey, CFA        Michael S. Sutton, CFA
Portfolio Manager                Portfolio Manager

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------
                                                                       Annualized        Annualized        Annualized
                                                      One Year         Three Year         Five Year       Inception to
                                                       Return            Return            Return            Date(2)
-----------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio            (53.99)%          (49.74)%          (10.91)%           (9.04)%
-----------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
             PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO VERSUS THE
   PSE TECHNOLOGY INDEX(R) AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE


[Line graph omitted--plot points as follows:]

                             PBHG Technology &                                                Lipper Science & Technology
                          Communications Portfolio      PSE Technology Index(R)(3)                 Funds Average(4)
4/30/97                           $10,000                           $10,000                            $10,000
5/31/97                            $9,990                           $11,210                            $11,362
6/30/97                           $10,320                           $11,288                            $11,530
7/31/97                           $11,550                           $13,031                            $13,004
8/31/97                           $11,490                           $13,014                            $12,992
9/30/97                           $12,290                           $13,456                            $13,660
10/31/97                          $10,790                           $12,074                            $12,508
11/30/97                          $10,550                           $12,108                            $12,407
12/31/97                          $10,410                           $11,640                            $12,135
1/31/98                           $10,040                           $12,116                            $12,435
2/28/98                           $11,150                           $13,602                            $13,861
3/31/98                           $11,590                           $13,870                            $14,290
4/30/98                           $11,860                           $14,412                            $14,837
5/31/98                           $10,840                           $13,272                            $13,789
6/30/98                           $11,690                           $13,881                            $14,859
7/31/98                           $11,082                           $13,846                            $14,614
8/31/98                            $9,331                           $11,251                            $11,680
9/30/98                           $10,642                           $12,844                            $13,238
10/31/98                          $10,812                           $14,301                            $14,192
11/30/98                          $12,032                           $15,889                            $16,094
12/31/98                          $13,762                           $18,050                            $18,735
1/31/99                           $16,613                           $20,697                            $21,708
2/28/99                           $14,832                           $18,574                            $19,815
3/31/99                           $17,423                           $19,996                            $22,104
4/30/99                           $18,543                           $20,703                            $22,791
5/31/99                           $17,773                           $21,308                            $22,484
6/30/99                           $20,283                           $24,133                            $25,162
7/31/99                           $19,973                           $23,989                            $24,872
8/31/99                           $21,573                           $25,224                            $26,151
9/30/99                           $22,063                           $25,260                            $26,990
10/31/99                          $26,494                           $26,749                            $29,943
11/30/99                          $31,475                           $30,608                            $35,069
12/31/99                          $46,017                           $39,140                            $43,868
1/31/00                           $47,367                           $38,294                            $43,105
2/29/00                           $67,680                           $47,031                            $54,760
3/31/00                           $57,469                           $46,801                            $52,394
4/30/00                           $47,577                           $43,823                            $46,212
5/31/00                           $39,836                           $40,067                            $40,639
6/30/00                           $53,808                           $44,375                            $47,653
7/31/00                           $49,107                           $41,393                            $45,356
8/31/00                           $57,549                           $47,158                            $52,454
9/30/00                           $53,118                           $41,860                            $47,172
10/31/00                          $43,064                           $39,154                            $41,936
11/30/00                          $26,376                           $32,731                            $31,066
12/31/00                          $26,634                           $32,832                            $30,370
1/31/01                           $28,570                           $37,003                            $33,377
2/28/01                           $20,032                           $30,255                            $24,142
3/31/01                           $14,946                           $26,708                            $20,105
4/30/01                           $18,591                           $31,056                            $24,148
5/31/01                           $17,656                           $29,939                            $23,132
6/30/01                           $16,763                           $29,287                            $22,898
7/31/01                           $15,441                           $27,763                            $20,798
8/31/01                           $12,774                           $25,531                            $18,067
9/30/01                            $9,272                           $20,881                            $14,047
10/31/01                          $10,947                           $24,181                            $16,340
11/30/01                          $12,973                           $27,452                            $18,897
12/31/01                          $12,700                           $27,769                            $19,096
1/31/02                           $12,623                           $27,631                            $18,765
2/28/02                           $10,441                           $25,375                            $16,125
3/31/02                           $11,493                           $27,689                            $17,678
4/30/02                            $9,779                           $24,471                            $15,489
5/31/02                            $8,922                           $23,491                            $14,537
6/30/02                            $7,246                           $20,766                            $12,595
7/31/02                            $6,623                           $18,347                            $11,200
8/31/02                            $6,233                           $18,116                            $10,857
9/30/02                            $5,220                           $15,614                             $9,242
10/31/02                           $5,922                           $18,217                            $10,796
11/30/02                           $6,857                           $20,808                            $12,621
12/31/02                           $5,844                           $18,567                            $10,888



1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT
  RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The performance figures quoted may be lower at this time due to recent market volatility. Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Securities of smaller companies involve more risk and price volatility than larger, more established companies. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower. Investors considering the PBHG Technology & Communications Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the expenses of the insurance company separate accounts. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Technology & Communications Portfolio commenced operations on April 30,
  1997.
3 For more information on the PSE Technology Index(R) please see the PBHG
  Disclosure Notes on page 51.
4 For more information on the Lipper Science & Technology Funds Average please see the PBHG Disclosure Notes on page 51.


                     SECTOR WEIGHTINGS AT DECEMBER 31, 2002

[Pie chart omitted--plot points as follows:]

Consumer Cyclical                                                 6%
Health Care                                                       9%
Industrial                                                        8%
Services                                                         13%
Technology                                                       64%



                % of Total Portfolio Investments in Common Stock



               TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2002

Microsoft                                         3.3%
Dell Computer                                     2.9%
AOL Time Warner                                   2.2%
NetScreen Technologies                            2.2%
Biogen                                            2.1%
Symantec                                          2.0%
DST Systems                                       1.9%
National Semiconductor                            1.9%
Concord EFS                                       1.8%
Intel                                             1.8%
--------------------------------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 22.1%

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
CONSUMER CYCLICAL -- 11.3%
APPAREL MANUFACTURERS -- 1.2%
Coach*                                 28,200     $       928
                                                  ------------
                                                          928
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.9%
Fastenal                               18,600             695
                                                  ------------
                                                          695
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.2%
Chico's FAS*                           26,500             501
Pacific Sunwear of California*         38,750             685
Ross Stores                            19,000             805
Too*                                   19,300             454
                                                  ------------
                                                        2,445
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.0%
CDW Computer Centers*                  18,200             798
                                                  ------------
                                                          798
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.9%
Family Dollar Stores                   23,400             730
                                                  ------------
                                                          730
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.6%
Pier 1 Imports                         23,200             439
                                                  ------------
                                                          439
--------------------------------------------------------------------------------
RETAIL-MAIL ORDER -- 0.9%
Williams-Sonoma*                       24,900             676
                                                  ------------
                                                          676
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.5%
Cheesecake Factory*                     9,700             351
                                                  ------------
                                                          351
--------------------------------------------------------------------------------
RETAIL-VARIETY STORE -- 1.0%
99 Cents Only Stores*                  27,900             749
                                                  ------------
                                                          749
--------------------------------------------------------------------------------
TOYS -- 0.6%
Leapfrog Enterprises*                  18,900             475
                                                  ------------
                                                          475
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.5%
Hotels.com, Cl A*                       6,800             371
                                                  ------------
                                                          371
                                                  ------------
TOTAL CONSUMER CYCLICAL (COST $8,627)                   8,657
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.5%
FOOD-RETAIL -- 1.9%
Whole Foods Market*                    27,400           1,445
                                                  ------------
                                                        1,445
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.6%
Performance Food Group*                14,200     $       482
                                                  ------------
                                                          482
                                                  ------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,607)               1,927
                                                  ------------
--------------------------------------------------------------------------------
ENERGY -- 1.0%
OIL FIELD MACHINERY & EQUIPMENT -- 1.0%
FMC Technologies*                      35,400             723
                                                  ------------
                                                          723
                                                  ------------
TOTAL ENERGY (COST $723)                                  723
                                                  ------------
--------------------------------------------------------------------------------
FINANCIAL -- 4.3%
COMMERCIAL BANKS-CENTRAL US -- 0.7%
Associated Bancorp                     16,770             569
                                                  ------------
                                                          569
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 1.7%
Commerce Bancorp                       16,800             726
North Fork Bancorp                     16,200             547
                                                  ------------
                                                        1,273
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.9%
Independence Community Bank            27,800             706
New York Community Bancorp             25,000             722
                                                  ------------
                                                        1,428
                                                  ------------
TOTAL FINANCIAL (COST $3,448)                           3,270
                                                  ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 27.4%
DENTAL SUPPLIES & EQUIPMENT -- 1.1%
Dentsply International                 21,600             804
                                                  ------------
                                                          804
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.6%
Gen-Probe*                             18,700             445
                                                  ------------
                                                          445
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 1.1%
Renal Care Group*                      26,200             829
                                                  ------------
                                                          829
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.7%
CTI Molecular Imaging*                 22,200             547
                                                  ------------
                                                          547
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.1%
Techne*                                29,500             843
                                                  ------------
                                                          843
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 4.8%
Cooper                                 33,300             833
Varian Medical Systems*                41,900           2,078
Zimmer Holdings*                       18,400             764
                                                  ------------
                                                        3,675
--------------------------------------------------------------------------------
MEDICAL STERILIZING PRODUCTS -- 1.4%
Steris*                                44,700           1,084
                                                  ------------
                                                        1,084
--------------------------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


--------------------------------------------------------------------------------
                                                     Market
Description                             Shares     Value (000)
--------------------------------------------------------------------------------

MEDICAL-BIOMEDICAL/GENETIC -- 1.2%
Charles River Laboratories
International*                         23,700     $       912
                                                  ------------
                                                          912
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.1%
Coventry Health Care*                  34,900           1,013
Mid Atlantic Medical Services*         42,800           1,387
                                                  ------------
                                                        2,400
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 4.1%
Community Health Systems*              68,700           1,415
LifePoint Hospitals*                   26,600             796
Triad Hospitals*                       14,400             430
United Surgical Partners
International*                         31,500             492
                                                  ------------
                                                        3,133
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.6%
Odyssey HealthCare*                    13,900             482
                                                  ------------
                                                          482
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 6.4%
Accredo Health*                        56,100           1,978
Caremark Rx*                           68,100           1,107
Express Scripts, Cl A*                 38,100           1,830
                                                  ------------
                                                        4,915
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.2%
Gilead Sciences*                       26,500             901
                                                  ------------
                                                          901
                                                  ------------
TOTAL HEALTH CARE (COST $20,586)                       20,970
                                                  ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.9%
AEROSPACE/DEFENSE -- 1.3%
Veridian*                              44,800             956
                                                  ------------
                                                          956
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 2.3%
Alliant Techsystems*                   28,200           1,758
                                                  ------------
                                                        1,758
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.5%
Gentex*                                36,200           1,145
                                                  ------------
                                                        1,145
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.6%
L-3 Communications*                     9,900             445
                                                  ------------
                                                          445
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 2.4%
Jacobs Engineering Group*              52,300           1,862
                                                  ------------
                                                        1,862
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.6%
Stericycle*                            36,900           1,195
                                                  ------------
                                                        1,195
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 0.7%
Zebra Technologies, Cl A*               9,800             562
                                                  ------------
                                                          562
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                     Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 2.5%
Waste Connections*                     50,400     $     1,946
                                                  ------------
                                                        1,946
                                                  ------------
TOTAL INDUSTRIAL (COST $8,801)                          9,869
                                                  ------------
--------------------------------------------------------------------------------
SERVICES -- 18.8%
COMMERCIAL SERVICES -- 1.9%
ChoicePoint*                           36,264           1,432
                                                  ------------
                                                        1,432
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 5.5%
Affiliated Computer Services, Cl A*    35,100           1,848
CACI International, Cl A*              47,300           1,686
Manhattan Associates*                  28,200             667
                                                  ------------
                                                        4,201
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 2.9%
Corporate Executive Board*             50,000           1,596
FTI Consulting*                        15,500             622
                                                  ------------
                                                        2,218
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.7%
Expedia, Cl A*                          7,900             529
                                                  ------------
                                                          529
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.7%
Pharmaceutical Product Development*    18,300             536
                                                  ------------
                                                          536
--------------------------------------------------------------------------------
SCHOOLS -- 7.1%
Apollo Group, Cl A*                    53,300           2,345
Career Education*                      11,370             455
Corinthian Colleges*                   51,320           1,943
Education Management*                  18,800             707
                                                  ------------
                                                        5,450
                                                  ------------
TOTAL SERVICES (COST $12,057)                          14,366
                                                  ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 20.8%
APPLICATIONS SOFTWARE -- 2.8%
Citrix Systems*                        37,900             467
Mercury Interactive*                   42,500           1,260
Quest Software*                        41,700             430
                                                  ------------
                                                        2,157
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.3%
NetScreen Technologies*                58,000             977
                                                  ------------
                                                          977
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.2%
Western Digital*                       24,300             155
                                                  ------------
                                                          155
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.0%
Documentum*                            46,900             734
                                                  ------------
                                                          734
--------------------------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


--------------------------------------------------------------------------------
                                     Shares/Face     Market
Description                         Amount (000)   Value (000)
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 1.6%
Websense*                              57,000     $     1,218
                                                  ------------
                                                        1,218
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 6.9%
Broadcom, Cl A*                        53,900             812
Cree*                                  12,600             206
Fairchild Semiconductor
   International, Cl A*                25,200             270
Microchip Technology                   75,200           1,839
QLogic*                                31,800           1,097
Silicon Laboratories*                  25,100             479
Skyworks Solutions*                    62,600             540
                                                  ------------
                                                        5,243
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 0.9%
Adobe Systems                          28,200             699
                                                  ------------
                                                          699
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%
BMC Software*                          36,700             628
                                                  ------------
                                                          628
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.5%
Symantec*                              46,900           1,900
                                                  ------------
                                                        1,900
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 1.7%
Emulex*                                20,700             384
Integrated Circuit Systems*            50,700             925
                                                  ------------
                                                        1,309
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 0.6%
Overture Services*                     16,700             456
                                                  ------------
                                                          456
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
RF Micro Devices*                      50,100             367
                                                  ------------
                                                          367
                                                  ------------
TOTAL TECHNOLOGY (COST $14,748)                        15,843
                                                  ------------
TOTAL COMMON STOCK (COST $70,597)                      75,625
                                                  ------------
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.2%
MicroStrategy, Series A
   7.50%, 06/24/07                       $402             161
                                                  ------------
TOTAL CONVERTIBLE BOND (COST $0)                          161
                                                  ------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        Face         Market
Description                         Amount (000)   Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.2%
Morgan Stanley
   1.18%, dated 12/31/02, matures
   01/02/03, repurchase price $3,982,780
   (collateralized by U.S. Government
   Obligations: total market value
   $4,063,717) (A)                     $3,983     $     3,983
                                                  ------------
TOTAL REPURCHASE AGREEMENT (COST $3,983)                3,983
                                                  ------------
TOTAL INVESTMENTS-- 104.4% (COST $74,580)              79,769
                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.4%)
Receivable for investment securities sold                 910
Payable for investment advisory fees                      (57)
Payable for administrative fees                           (10)
Payable for investment securities purchased            (3,990)
Other assets and liabilities, net                        (201)
                                                  ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (3,348)
                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   9,768,782 outstanding shares of
   beneficial interest                                348,080
Accumulated net realized loss on investments         (276,848)
Net unrealized appreciation on investments              5,189
                                                  ------------
TOTAL NET ASSETS-- 100.0%                         $    76,421
                                                  ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $7.82
                                                        ======

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

                                       19
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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
CONSUMER CYCLICAL -- 15.0%
CASINO SERVICES -- 1.2%
International Game Technology*          4,400     $       334
                                                  ------------
                                                          334
--------------------------------------------------------------------------------
CRUISE LINES -- 1.5%
Carnival                               15,900             397
                                                  ------------
                                                          397
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.9%
Amazon.com*                            12,600             238
                                                  ------------
                                                          238
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.8%
Electronic Arts*                        9,800             488
                                                  ------------
                                                          488
--------------------------------------------------------------------------------
MOTORCYCLE/MOTOR SCOOTER -- 1.6%
Harley-Davidson                         9,200             425
                                                  ------------
                                                          425
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.8%
Tribune                                 4,700             214
                                                  ------------
                                                          214
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 3.3%
Bed Bath & Beyond*                     26,500             915
                                                  ------------
                                                          915
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.1%
Lowe's                                  8,300             311
                                                  ------------
                                                          311
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.3%
TJX                                     4,600              90
Wal-Mart Stores                        10,900             551
                                                  ------------
                                                          641
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.5%
Starbucks*                              7,000             143
                                                  ------------
                                                          143
                                                  ------------
TOTAL CONSUMER CYCLICAL (COST $4,003)                   4,106
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.6%
BEVERAGES-NON-ALCOHOLIC -- 1.0%
PepsiCo                                 6,600             279
                                                  ------------
                                                          279
--------------------------------------------------------------------------------
BREWERY -- 1.3%
Anheuser-Busch                          7,300             353
                                                  ------------
                                                          353
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 2.0%
Procter & Gamble                        6,400     $       550
                                                  ------------
                                                          550
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.3%
Sara Lee                                3,900              88
                                                  ------------
                                                           88
                                                  ------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,230)               1,270
                                                  ------------
--------------------------------------------------------------------------------
FINANCIAL -- 12.2%
FINANCE-CONSUMER LOANS -- 1.9%
SLM                                     4,900             509
                                                  ------------
                                                          509
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 2.2%
Fannie Mae                              4,700             302
Freddie Mac                             5,200             307
                                                  ------------
                                                          609
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.8%
Aflac                                   7,100             214
                                                  ------------
                                                          214
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.0%
American International Group            9,600             555
                                                  ------------
                                                          555
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
Progressive                             5,500             273
                                                  ------------
                                                          273
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 4.3%
Bank of America                         8,800             612
Fifth Third Bancorp                     2,500             146
Wells Fargo                             9,200             431
                                                  ------------
                                                        1,189
                                                  ------------
TOTAL FINANCIAL (COST $3,574)                           3,349
                                                  ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 32.0%
MEDICAL INSTRUMENTS -- 4.9%
Boston Scientific*                     19,400             825
Guidant*                               10,000             308
Medtronic                               5,000             228
                                                  ------------
                                                        1,361
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.9%
Quest Diagnostics*                      4,200             239
                                                  ------------
                                                          239
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.8%
Johnson & Johnson                      13,500             725
Zimmer Holdings*                        7,400             307
                                                  ------------
                                                        1,032
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.5%
Amgen*                                 14,100             682
IDEC Pharmaceuticals*                  17,000             564
                                                  ------------
                                                        1,246
--------------------------------------------------------------------------------


                                       20
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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                                     Market
Description                            Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 7.3%
Forest Laboratories*                   10,700     $     1,051
Pfizer                                 18,500             566
Teva Pharmaceutical Industries ADR     10,000             386
                                                  ------------
                                                        2,003
--------------------------------------------------------------------------------
MEDICAL-HMO -- 6.9%
Anthem*                                 3,500             220
UnitedHealth Group                     10,200             852
Wellpoint Health Networks*             11,500             818
                                                  ------------
                                                        1,890
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.7%
HCA                                    11,300             469
                                                  ------------
                                                          469
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 0.5%
AmerisourceBergen                       2,600             141
                                                  ------------
                                                          141
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.5%
Gilead Sciences*                       11,900             405
                                                  ------------
                                                          405
                                                  ------------
TOTAL HEALTH CARE (COST $7,899)                         8,786
                                                  ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.6%
AEROSPACE/DEFENSE -- 4.6%
Lockheed Martin                        13,800             797
Northrop Grumman                        4,900             475
                                                  ------------
                                                        1,272
                                                  ------------
TOTAL INDUSTRIAL (COST $1,405)                          1,272
                                                  ------------
--------------------------------------------------------------------------------
SERVICES -- 7.0%
COMMERCIAL SERVICES -- 1.6%
Weight Watchers International*          9,500             437
                                                  ------------
                                                          437
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.3%
Moody's                                 8,400             347
                                                  ------------
                                                          347
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.7%
DST Systems*                           13,100             466
                                                  ------------
                                                          466
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.1%
eBay*                                   4,400             298
                                                  ------------
                                                          298
--------------------------------------------------------------------------------
SCHOOLS -- 1.3%
Apollo Group, Cl A*                     8,100             356
                                                  ------------
                                                          356
                                                  ------------
TOTAL SERVICES (COST $1,892)                            1,904
                                                  ------------
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                     Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.2%
APPLICATIONS SOFTWARE -- 3.6%
Intuit*                                 2,000     $        94
Microsoft*                             17,303             894
                                                  ------------
                                                          988
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.8%
AT&T Wireless Services*                89,600             506
                                                  ------------
                                                          506
--------------------------------------------------------------------------------
COMPUTERS -- 1.7%
Dell Computer*                         17,400             465
                                                  ------------
                                                          465
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.3%
Intel                                  40,000             623
Texas Instruments                      19,000             285
Xilinx*                                12,500             258
                                                  ------------
                                                        1,166
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
SAP ADR                                13,000             254
                                                  ------------
                                                          254
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%
Symantec*                               7,300             296
                                                  ------------
                                                          296
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.5%
Cisco Systems*                         31,900             418
                                                  ------------
                                                          418
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.7%
Applied Materials*                     17,100             223
KLA-Tencor*                             6,800             240
                                                  ------------
                                                          463
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.6%
Qualcomm*                              12,000             437
                                                  ------------
                                                          437
                                                  ------------
TOTAL TECHNOLOGY (COST $5,683)                          4,993
                                                  ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
TRANSPORT-SERVICES -- 1.4%
United Parcel Service, Cl B             6,000             378
                                                  ------------
                                                          378
                                                  ------------
TOTAL TRANSPORTATION (COST $374)                          378
                                                  ------------
TOTAL COMMON STOCK (COST $26,060)                      26,058
                                                  ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 3.6%
INDEX FUND-LARGE CAP -- 3.6%
Nasdaq-100 Index Tracking Stock*       18,800             458
Technology Select Sector SPDR Fund     36,600             540
                                                  ------------
                                                          998
                                                  ------------
TOTAL INVESTMENT COMPANIES (COST $960)                    998
                                                  ------------
--------------------------------------------------------------------------------

                                       21
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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                        Face         Market
Description                         Amount (000)   Value (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.0%
MicroStrategy, Series A
   7.50%, 06/24/07                     $   23     $         9
                                                  ------------
TOTAL CONVERTIBLE BOND (COST $0)                            9
                                                  ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
Morgan Stanley
   1.00%, dated 12/31/02, matures
   01/02/03, repurchase price $459,084
   (collateralized by U.S. Government
   Obligations: total market value
   $468,246) (A)                          459             459
                                                  ------------
TOTAL REPURCHASE AGREEMENT (COST $459)                    459
                                                  ------------
TOTAL INVESTMENTS-- 100.3% (COST $27,479)              27,524
                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3)%
Payable for investment advisory fees                      (18)
Payable for administrative fees                            (4)
Other assets and liabilities, net                         (68)
                                                  ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (90)
                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 2,205,711 outstanding
   shares of beneficial interest                       61,902
Accumulated net realized loss on investments          (34,513)
Net unrealized appreciation on investments                 45
                                                  ------------
TOTAL NET ASSETS-- 100.0%                         $    27,434
                                                  ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $12.44
                                                       =======

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
SPDR -- Standard & Poor's 500 Composite Index Depositary Receipt
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG MID-CAP VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
                                                     Market
Description                            Shares        Value
--------------------------------------------------------------------------------
COMMON STOCK -- 93.6%
BASIC MATERIALS -- 1.3%
CHEMICALS-SPECIALTY -- 1.3%
International Flavors & Fragrances      4,900     $   171,990
                                                  ------------
                                                      171,990
                                                  ------------
TOTAL BASIC MATERIALS (COST $158,073)                 171,990
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.8%
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.6%
Lennar                                  1,700          87,720
                                                  ------------
                                                       87,720
--------------------------------------------------------------------------------
CABLE TELEVISION -- 1.6%
Cablevision Systems, Cl A*             12,700         212,598
                                                  ------------
                                                      212,598
--------------------------------------------------------------------------------
CASINO HOTELS -- 2.9%
Harrah's Entertainment*                 2,600         102,960
MGM Mirage*                             5,400         178,038
Park Place Entertainment*              13,900         116,760
                                                  ------------
                                                      397,758
--------------------------------------------------------------------------------
CRUISE LINES -- 0.8%
Royal Caribbean Cruises                 6,400         106,880
                                                  ------------
                                                      106,880
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.6%
E.W. Scripps, Cl A                      1,100          84,645
                                                  ------------
                                                       84,645
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.5%
Scholastic*                             5,700         204,915
                                                  ------------
                                                      204,915
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.9%
Reader's Digest, Cl A                   7,850         118,535
                                                  ------------
                                                      118,535
--------------------------------------------------------------------------------
RADIO -- 0.8%
Hispanic Broadcasting*                  5,500         113,025
                                                  ------------
                                                      113,025
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.1%
Abercrombie & Fitch*                    9,100         186,186
Gap                                     6,700         103,984
                                                  ------------
                                                      290,170
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 1.8%
Best Buy*                               6,900         166,635
Circuit City Stores                    11,700          86,814
                                                  ------------
                                                      253,449
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.6%
Big Lots*                               6,700          88,641
                                                  ------------
                                                       88,641
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                      Market
Description                            Shares         Value
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.6%
Pier 1 Imports                         11,400     $   215,802
                                                  ------------
                                                      215,802
--------------------------------------------------------------------------------
TOYS -- 1.0%
Mattel                                  6,900         132,135
                                                  ------------
                                                      132,135
                                                  ------------
TOTAL CONSUMER CYCLICAL (COST $2,237,704)           2,306,273
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 6.8%
BEVERAGES-NON-ALCOHOLIC -- 0.5%
Pepsi Bottling Group                    2,800          71,960
                                                  ------------
                                                       71,960
--------------------------------------------------------------------------------
BREWERY -- 1.6%
Adolph Coors, Cl B                      3,500         214,375
                                                  ------------
                                                      214,375
--------------------------------------------------------------------------------
FOOD-MEAT PRODUCTS -- 0.9%
Tyson Foods, Cl A                      10,900         122,298
                                                  ------------
                                                      122,298
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.5%
Sara Lee                                9,300         209,343
                                                  ------------
                                                      209,343
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 2.3%
Supervalu                              19,300         318,643
                                                  ------------
                                                      318,643
                                                  ------------
TOTAL CONSUMER NON-CYCLICAL (COST $942,600)           936,619
                                                  ------------
--------------------------------------------------------------------------------
ENERGY -- 10.2%
OIL & GAS DRILLING -- 3.7%
ENSCO International                     4,700         138,415
Pride International*                    5,400          80,460
Transocean                             12,400         287,680
                                                  ------------
                                                      506,555
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 4.9%
Anadarko Petroleum                      3,900         186,810
Devon Energy                            6,600         302,940
Kerr-McGee                              4,000         177,200
                                                  ------------
                                                      666,950
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.5%
FMC Technologies*                       3,443          70,340
                                                  ------------
                                                       70,340
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.1%
Frontier Oil                            8,600         148,092
                                                  ------------
                                                      148,092
                                                  ------------
TOTAL ENERGY (COST $1,336,107)                      1,391,937
                                                  ------------
--------------------------------------------------------------------------------
FINANCIAL -- 13.8%
COMMERCIAL BANKS-WESTERN US -- 0.7%
Zions Bancorporation                    2,600         102,308
                                                  ------------
                                                      102,308
--------------------------------------------------------------------------------

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG MID-CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                             Shares        Value
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.5%
Wilmington Trust                        6,400     $   202,752
                                                  ------------
                                                      202,752
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.4%
Capital One Financial                   6,500         193,180
                                                  ------------
                                                      193,180
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.7%
Countrywide Credit                      4,400         227,260
                                                  ------------
                                                      227,260
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 1.8%
Federated Investors, Cl B               5,500         139,535
Franklin Resources                      3,000         102,240
                                                  ------------
                                                      241,775
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.5%
Principal Financial Group               2,400          72,312
                                                  ------------
                                                       72,312
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.4%
HCC Insurance Holdings                  7,900         194,340
                                                  ------------
                                                      194,340
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.6%
Fidelity National Financial             2,400          78,792
                                                  ------------
                                                       78,792
--------------------------------------------------------------------------------
REINSURANCE -- 1.5%
Odyssey Re Holdings                    11,700         207,090
                                                  ------------
                                                      207,090
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.7%
Archstone-Smith Trust                   1,397          32,885
AvalonBay Communities                   1,700          66,538
                                                  ------------
                                                       99,423
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.5%
Boston Properties                       3,900         143,754
Equity Office Properties Trust          2,348          58,653
                                                  ------------
                                                      202,407
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.5%
Simon Property Group                    1,800          61,326
                                                  ------------
                                                       61,326
                                                  ------------
TOTAL FINANCIAL (COST $1,891,496)                   1,882,965
                                                  ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.7%
DISPOSABLE MEDICAL PRODUCTS -- 1.4%
CR Bard                                 3,300         191,400
                                                  ------------
                                                      191,400
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.9%
McKesson                                4,500         121,635
                                                  ------------
                                                      121,635
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      Market
Description                             Shares        Value
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.4%
Beckman Coulter                         1,600     $    47,232
Guidant*                                9,100         280,735
                                                  ------------
                                                      327,967
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.0%
IDEC Pharmaceuticals*                   4,000         132,680
                                                  ------------
                                                      132,680
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%
King Pharmaceuticals*                   8,200         140,958
SICOR*                                  8,800         139,480
                                                  ------------
                                                      280,438
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.3%
Mylan Laboratories                      9,000         314,100
                                                  ------------
                                                      314,100
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.3%
Aetna                                   6,200         254,944
Anthem*                                 3,700         232,730
Wellpoint Health Networks*              1,500         106,740
                                                  ------------
                                                      594,414
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.4%
Lincare Holdings*                       1,800          56,916
                                                  ------------
                                                       56,916
                                                  ------------
TOTAL HEALTH CARE (COST $1,970,942)                 2,019,550
                                                  ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 4.9%
AEROSPACE/DEFENSE -- 0.9%
Raytheon                                4,200         129,150
                                                  ------------
                                                      129,150
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
Alliant Techsystems*                    1,700         105,995
                                                  ------------
                                                      105,995
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 0.5%
Textron                                 1,600          68,784
                                                  ------------
                                                       68,784
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.2%
Vishay Intertechnology*                 2,500          27,950
                                                  ------------
                                                       27,950
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.1%
Pall                                    8,700         145,116
                                                  ------------
                                                      145,116
--------------------------------------------------------------------------------
MACHINERY-FARM -- 0.5%
AGCO*                                   2,900          64,090
                                                  ------------
                                                       64,090
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.9%
Republic Services*                      6,100         127,978
                                                  ------------
                                                      127,978
                                                  ------------
TOTAL INDUSTRIAL (COST $652,096)                      669,063
                                                  ------------
--------------------------------------------------------------------------------

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG MID-CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                                     Market
Description                             Shares        Value
--------------------------------------------------------------------------------
SERVICES -- 6.5%
COMMERCIAL SERVICES-FINANCE -- 1.0%
Concord EFS*                            9,000     $   141,660
                                                  ------------
                                                      141,660
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 4.8%
Ceridian*                              15,400         222,068
DST Systems*                           10,000         355,500
Sungard Data Systems*                   3,300          77,748
                                                  ------------
                                                      655,316
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.7%
Harte-Hanks                             5,100          95,217
                                                  ------------
                                                       95,217
                                                  ------------
TOTAL SERVICES (COST $939,417)                        892,193
                                                  ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 13.8%
APPLICATIONS SOFTWARE -- 1.7%
Citrix Systems*                         8,200         101,024
Rational Software*                      7,300          75,847
Siebel Systems*                         6,900          51,612
                                                  ------------
                                                      228,483
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.4%
Veritas Software*                       3,500          54,670
                                                  ------------
                                                       54,670
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.9%
Dun & Bradstreet*                       7,700         265,573
                                                  ------------
                                                      265,573
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 4.8%
Advanced Micro Devices*                21,800         140,828
Broadcom, Cl A*                         5,300          79,818
Intersil, Cl A*                         7,100          98,974
LSI Logic*                              4,500          25,965
Microchip Technology                    5,600         136,920
Nvidia*                                 4,400          50,644
Silicon Laboratories*                   6,700         127,836
                                                  ------------
                                                      660,985
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.5%
Avocent*                                2,800          62,216
                                                  ------------
                                                       62,216
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.6%
Network Associates*                    14,000         225,260
                                                  ------------
                                                      225,260
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 0.5%
Hughes Electronics*                     5,900          63,130
                                                  ------------
                                                       63,130
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 0.6%
Analog Devices*                         3,400          81,158
                                                  ------------
                                                       81,158
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.0%
Lam Research*                           9,300         100,440
Teradyne*                               2,900          37,729
                                                  ------------
                                                      138,169
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     Shares/Face     Market
Description                            Amount        Value
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.8%
Comverse Technology*                   11,400     $   114,228
                                                  ------------
                                                      114,228
                                                  ------------
TOTAL TECHNOLOGY (COST $2,041,999)                  1,893,872
                                                  ------------
--------------------------------------------------------------------------------
UTILITIES -- 4.8%
ELECTRIC-INTEGRATED -- 4.8%
Allete                                  4,000          90,720
Hawaiian Electric Industries            2,400         105,552
PPL                                     3,600         124,848
Public Service Enterprise Group         4,900         157,290
TXU                                     3,000          56,040
Wisconsin Energy                        4,900         123,480
                                                  ------------
                                                      657,930
                                                  ------------
TOTAL UTILITIES (COST $691,069)                       657,930
                                                  ------------
TOTAL COMMON STOCK (COST $12,861,503)              12,822,392
                                                  ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.8%
INDEX FUND-LARGE CAP -- 0.8%
Midcap SPDR Trust Series 1              1,400         110,110
                                                  ------------
                                                      110,110
                                                  ------------
TOTAL INVESTMENT COMPANY (COST $124,982)              110,110
                                                  ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
Morgan Stanley
   1.00%, dated 12/31/02, matures
   01/02/03, repurchase price $559,641
   (collateralized by U.S. Government
   Obligations: total market value
   $570,810) (A)                     $559,608         559,608
                                                  ------------
TOTAL REPURCHASE AGREEMENT (COST $559,608)            559,608
                                                  ------------
TOTAL INVESTMENTS-- 98.5% (COST $13,546,093)       13,492,110
                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.5%
Receivable for investment securities sold             217,465
Payable for investment advisory fees                  (12,718)
Payable for administrative fees                        (1,703)
Other assets and liabilities, net                      (2,574)
                                                  ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET               200,470
                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 1,255,696 outstanding
   shares of beneficial interest                   15,229,185
Accumulated net realized loss on investments       (1,482,622)
Net unrealized depreciation on investments            (53,983)
                                                  ------------
TOTAL NET ASSETS-- 100.0%                         $13,692,580
                                                  ============

 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $10.90
                                                       ======

* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
SPDR -- Standard & Poor's MidCap 400 Composite Index Depositary Receipt

The accompanying notes are an integral part of the financial statements.

                                    25
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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.4%
CONSUMER CYCLICAL -- 13.1%
ENTERTAINMENT SOFTWARE -- 2.4%
Electronic Arts*                       73,800     $     3,673
                                                  ------------
                                                        3,673
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 6.7%
Bed Bath & Beyond*                    297,700          10,280
                                                  ------------
                                                       10,280
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 4.0%
Wal-Mart Stores                       121,300           6,127
                                                  ------------
                                                        6,127
                                                  ------------
TOTAL CONSUMER CYCLICAL (COST $21,857)                 20,080
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.5%
COSMETICS & TOILETRIES -- 4.5%
Procter & Gamble                       80,200           6,892
                                                  ------------
                                                        6,892
                                                  ------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,305)               6,892
                                                  ------------
--------------------------------------------------------------------------------
FINANCIAL -- 10.2%
MULTI-LINE INSURANCE -- 4.6%
American International Group          120,400           6,965
                                                  ------------
                                                        6,965
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 5.6%
Bank of America                       123,000           8,557
                                                  ------------
                                                        8,557
                                                  ------------
TOTAL FINANCIAL (COST $16,658)                         15,522
                                                  ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 37.1%
MEDICAL INSTRUMENTS -- 4.9%
Boston Scientific*                    176,400           7,501
                                                  ------------
                                                        7,501
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.4%
Johnson & Johnson                      98,500           5,290
                                                  ------------
                                                        5,290
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 7.5%
Amgen*                                149,700           7,236
IDEC Pharmaceuticals*                 126,100           4,183
                                                  ------------
                                                       11,419
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      Market
Description                           Shares       Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 10.4%
Forest Laboratories*                   86,200     $     8,467
Pfizer                                243,600           7,447
                                                  ------------
                                                       15,914
--------------------------------------------------------------------------------
MEDICAL-HMO -- 7.9%
UnitedHealth Group                    144,600          12,074
                                                  ------------
                                                       12,074
--------------------------------------------------------------------------------
THERAPEUTICS -- 3.0%
Gilead Sciences*                      134,600           4,576
--------------------------------------------------------------------------------
                                                        4,576
                                                  ------------
TOTAL HEALTH CARE (COST $53,596)                       56,774
                                                  ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.1%
AEROSPACE/DEFENSE -- 6.1%
Lockheed Martin                       162,500           9,384
                                                  ------------
                                                        9,384
                                                  ------------
TOTAL INDUSTRIAL (COST $9,834)                          9,384
                                                  ------------
--------------------------------------------------------------------------------
SERVICES -- 4.0%
E-COMMERCE/SERVICES -- 4.0%
eBay*                                  91,000           6,172
                                                  ------------
                                                        6,172
                                                  ------------
TOTAL SERVICES (COST $6,265)                            6,172
                                                  ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.4%
APPLICATIONS SOFTWARE -- 5.9%
Microsoft*                            174,700           9,032
                                                  ------------
                                                        9,032
--------------------------------------------------------------------------------
COMPUTERS -- 4.7%
Dell Computer*                        270,300           7,228
                                                  ------------
                                                        7,228
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.8%
Intel                                 371,500           5,784
                                                  ------------
                                                        5,784
                                                  ------------
TOTAL TECHNOLOGY (COST $21,456)                        22,044
                                                  ------------
TOTAL COMMON STOCK (COST $136,971)                    136,868
                                                  ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 2.8%
INDEX FUND-LARGE CAP -- 2.8%
SPDR Trust Series 1                    49,000           4,323
                                                  ------------
                                                        4,323
                                                  ------------
TOTAL INVESTMENT COMPANY (COST $4,401)                  4,323
                                                  ------------
--------------------------------------------------------------------------------


                                       26
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--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO



--------------------------------------------------------------------------------
                                        Face          Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.8%
Deutsche Bank
   1.18%, dated 12/31/02, matures
   01/02/03, repurchase price $6,324,353
   (collateralized by U.S. Government
   Obligations: total market value
   $6,450,418) (A)                     $6,324     $     6,324
Morgan Stanley
   1.18%, dated 12/31/02, matures
   01/02/03, repurchase price $4,000,262
   (collateralized by U.S. Government
   Obligations: total market value
   $4,102,837) (A)                      4,000           4,000
                                                  ------------
TOTAL REPURCHASE AGREEMENTS (COST $10,324)             10,324
                                                  ------------
TOTAL INVESTMENTS-- 99.0% (COST $151,696)             151,515
                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.0%
Receivable for investment securities sold               7,081
Payable for investment advisory fees                     (113)
Payable for administrative fees                           (20)
Payable for investment securities purchased            (5,339)
Other assets and liabilities, net                         (35)
                                                  ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 1,574
                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   23,828,199 outstanding shares
   of beneficial interest                             424,537
Accumulated net realized loss on investments         (271,267)
Net unrealized depreciation on investments               (181)
                                                  ------------
TOTAL NET ASSETS-- 100.0%                         $   153,089
                                                  ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $6.42
                                                        ======

* Non-income producing security
(A)-- Tri-party repurchase agreement
SPDR -- Standard & Poor's 500 Composite Index Depositary Receipt
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.


                                       27
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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
                                                       Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
CONSUMER CYCLICAL -- 9.8%
FOOD-CANNED -- 0.0%
Del Monte Foods*                          --+     $        --
                                                  ------------
                                                           --
--------------------------------------------------------------------------------
MULTIMEDIA -- 3.0%
AOL Time Warner*                      324,800           4,255
                                                  ------------
                                                        4,255
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 3.5%
Home Depot                            205,000           4,912
                                                  ------------
                                                        4,912
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 3.3%
McDonald's                            290,500           4,671
                                                  ------------
                                                        4,671
                                                  ------------
TOTAL CONSUMER CYCLICAL (COST $15,299)                 13,838
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 14.4%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 10.7%
Conagra Foods                         210,000           5,252
HJ Heinz                              148,700           4,888
Sara Lee                              218,400           4,916
                                                  ------------
                                                       15,056
--------------------------------------------------------------------------------
TOBACCO -- 3.7%
Philip Morris                         130,000           5,269
                                                  ------------
                                                        5,269
                                                  ------------
TOTAL CONSUMER NON-CYCLICAL (COST $19,914)             20,325
                                                  ------------
--------------------------------------------------------------------------------
ENERGY -- 10.0%
OIL COMPANIES-INTEGRATED -- 6.6%
ChevronTexaco                          68,500           4,554
ConocoPhillips                        100,000           4,839
                                                  ------------
                                                        9,393
--------------------------------------------------------------------------------
PIPELINES -- 3.4%
El Paso                               690,000           4,802
                                                  ------------
                                                        4,802
                                                  ------------
TOTAL ENERGY (COST $15,428)                            14,195
                                                  ------------
--------------------------------------------------------------------------------
FINANCIAL -- 16.3%
DIVERSIFIED FINANCIAL SERVICES -- 3.1%
Citigroup                             125,000           4,399
                                                  ------------
                                                        4,399
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 5.2%
Fannie Mae                             57,600           3,705
Freddie Mac                            60,500           3,573
                                                  ------------
                                                        7,278
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.8%
Prudential Financial                  214,900     $     6,821
                                                  ------------
                                                        6,821
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.2%
PNC Financial Services Group          107,700           4,512
                                                  ------------
                                                        4,512
                                                  ------------
TOTAL FINANCIAL (COST $24,551)                         23,010
                                                  ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.6%
MEDICAL-DRUGS -- 10.8%
Merck                                  92,800           5,253
Pfizer                                165,000           5,044
Wyeth                                 133,300           4,986
                                                  ------------
                                                       15,283
--------------------------------------------------------------------------------
MEDICAL-HMO -- 4.8%
Aetna                                 163,300           6,715
                                                  ------------
                                                        6,715
                                                  ------------
TOTAL HEALTH CARE (COST $20,207)                       21,998
                                                  ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.5%
AEROSPACE/DEFENSE -- 3.5%
Raytheon                              160,400           4,932
                                                  ------------
                                                        4,932
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 3.0%
General Electric                      175,000           4,261
                                                  ------------
                                                        4,261
                                                  ------------
TOTAL INDUSTRIAL (COST $11,144)                         9,193
                                                  ------------
--------------------------------------------------------------------------------
SERVICES -- 10.1%
ADVERTISING AGENCIES -- 4.0%
Interpublic Group                     403,100           5,676
                                                  ------------
                                                        5,676
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 6.1%
Qwest Communications International*   951,000           4,755
SBC Communications                    142,100           3,852
                                                  ------------
                                                        8,607
                                                  ------------
TOTAL SERVICES (COST $12,500)                          14,283
                                                  ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 8.2%
APPLICATIONS SOFTWARE -- 3.3%
Microsoft*                             90,600           4,684
                                                  ------------
                                                        4,684
--------------------------------------------------------------------------------
COMPUTERS -- 2.0%
Hewlett-Packard                       157,400           2,733
                                                  ------------
                                                        2,733
--------------------------------------------------------------------------------



                                       28
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--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 2.9%
Pitney Bowes                          126,400     $     4,128
                                                  ------------
                                                        4,128
                                                  ------------
TOTAL TECHNOLOGY (COST $11,552)                        11,545
                                                  ------------
--------------------------------------------------------------------------------
UTILITIES -- 7.6%
ELECTRIC-INTEGRATED -- 7.6%
Duke Energy                           305,000           5,960
FPL Group                              79,700           4,792
                                                  ------------
                                                       10,752
                                                  ------------
TOTAL UTILITIES (COST $10,144)                         10,752
                                                  ------------
TOTAL COMMON STOCK (COST $140,739)                    139,139
                                                  ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley
   1.18%, dated 12/31/02, matures
   01/02/03, repurchase price $2,149,906
   (collateralized by U.S. Government
   Obligations: total market value
   $2,194,307) (A)                     $2,150           2,150
                                                  ------------
TOTAL REPURCHASE AGREEMENT (COST $2,150)                2,150
                                                  ------------
TOTAL INVESTMENTS-- 100.0% (COST $142,889)            141,289
                                                  ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Payable for investment advisory fees                      (80)
Payable for administrative fees                           (18)
Other assets and liabilities, net                         131
                                                  ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                    33
                                                  ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   11,774,110 outstanding shares of
   beneficial interest                                222,783
Undistributed net investment income                     2,887
Accumulated net realized loss on investments          (82,748)
Net unrealized depreciation on investments             (1,600)
                                                  ------------
TOTAL NET ASSETS-- 100.0%                         $   141,322
                                                  ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $12.00
                                                       =======
* Non-income producing security
+ Amount represents fractional shares
(A) -- Tri-party repurchase agreement
Cost figures are shown with "000's" omitted.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares          Value
--------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
BASIC MATERIALS -- 1.9%
CHEMICALS-SPECIALTY -- 1.9%
Cabot Microelectronics*                 2,200     $   103,840
                                                  ------------
                                                      103,840
                                                  ------------
TOTAL BASIC MATERIALS (COST $114,634)                 103,840
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.1%
APPAREL MANUFACTURERS -- 1.0%
Coach*                                  1,600          52,672
                                                  ------------
                                                       52,672
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.3%
Aeropostale*                            3,500          36,995
Joseph A. Bank Clothiers*               3,000          63,960
Too*                                    1,600          37,632
Urban Outfitters*                       1,800          42,426
                                                  ------------
                                                      181,013
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.8%
Insight Enterprises*                    5,100          42,381
                                                  ------------
                                                       42,381
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.9%
Fred's, Cl A                            2,000          51,400
                                                  ------------
                                                       51,400
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.3%
Tractor Supply*                         1,900          71,440
                                                  ------------
                                                       71,440
--------------------------------------------------------------------------------
RETAIL-MISCELLANEOUS/DIVERSIFIED -- 1.0%
Blue Rhino*                             3,000          52,170
                                                  ------------
                                                       52,170
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.1%
Petco Animal Supplies*                  2,500          58,598
                                                  ------------
                                                       58,598
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 6.7%
Krispy Kreme Doughnuts*                 3,700         124,949
Panera Bread, Cl A*                     2,900         100,949
PF Chang's China Bistro*                3,800         137,940
                                                  ------------
                                                      363,838
                                                  ------------
TOTAL CONSUMER CYCLICAL (COST $863,242)               873,512
                                                  ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.9%
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.2%
Fossil*                                 1,900          38,646
Yankee Candle*                          1,500          24,000
                                                  ------------
                                                       62,646
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                      Market
Description                            Shares          Value
--------------------------------------------------------------------------------
FOOD-RETAIL -- 2.7%
Whole Foods Market*                     2,800     $   147,644
                                                  ------------
                                                      147,644
                                                  ------------
TOTAL CONSUMER NON-CYCLICAL (COST $173,731)           210,290
                                                  ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.1%
DIAGNOSTIC EQUIPMENT -- 1.4%
Immucor*                                3,750          75,937
                                                  ------------
                                                       75,937
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 1.6%
Biosite*                                2,500          85,050
                                                  ------------
                                                       85,050
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.9%
Advanced Neuromodulation Systems*       1,300          45,630
SurModics*                              2,000          57,360
                                                  ------------
                                                      102,990
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.5%
Inveresk Research Group*                2,100          45,318
LabOne*                                 1,900          33,668
                                                  ------------
                                                       78,986
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.5%
Zoll Medical*                           2,200          78,474
                                                  ------------
                                                       78,474
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%
Integra LifeSciences Holdings*          2,900          51,185
Myriad Genetics*                        3,100          45,260
                                                  ------------
                                                       96,445
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.8%
American Pharmaceutical Partners*       2,500          44,500
                                                  ------------
                                                       44,500
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.5%
United Surgical Partners International* 1,900          29,680
                                                  ------------
                                                       29,680
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.8%
Odyssey HealthCare*                     1,300          45,110
                                                  ------------
                                                       45,110
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 1.3%
Pediatrix Medical Group*                1,800          72,108
                                                  ------------
                                                       72,108
                                                  ------------
TOTAL HEALTH CARE (COST $853,571)                     709,280
                                                  ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.4%
AEROSPACE/DEFENSE -- 0.6%
Veridian*                               1,400          29,876
                                                  ------------
                                                       29,876
--------------------------------------------------------------------------------

                                       30
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--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                                       Market
Description                             Shares          Value
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.8%
DRS Technologies*                       1,300    $     40,729
                                                 ------------
                                                       40,729
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.0%
Planar Systems*                         2,600          53,638
                                                 ------------
                                                       53,638
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.7%
Itron*                                  2,000          38, 40
                                                 ------------
                                                       38,340
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.1%
Engineered Support Systems              1,650          60,489
                                                 ------------
                                                       60,489
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.3%
Stericycle*                             2,200          71,234
                                                 ------------
                                                       71,234
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.8%
Photon Dynamics*                        2,000          45,600
                                                 ------------
                                                       45,600
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.5%
Cymer*                                  2,600          83,850
                                                 ------------
                                                       83,850
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.6%
Waste Connections*                      2,200          84,942
                                                 ------------
                                                       84,942
--------------------------------------------------------------------------------
REMEDIATION SERVICES -- 1.0%
Clean Harbors*                          3,500          54,320
                                                 ------------
                                                       54,320
--------------------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $589,591)                      563,018
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 13.4%
COMMERCIAL SERVICES-FINANCE -- 0.5%
Coinstar*                               1,200          27,180
                                                 ------------
                                                       27,180
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 5.2%
CACI International, Cl A*               1,500          53,460
Cognizant Technology Solutions*         1,600         115,568
Manhattan Associates*                   4,700         111,202
                                                 ------------
                                                      280,230
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.0%
Advisory Board*                         2,000          59,800
Corporate Executive Board*              4,200         134,064
FTI Consulting*                         2,000          80,300
                                                 ------------
                                                      274,164
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.9%
Albany Molecular Research*              3,500          51,769
                                                 ------------
                                                       51,769
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      Market
Description                             Shares         Value
--------------------------------------------------------------------------------
SCHOOLS -- 1.8%
Career Education*                       2,400    $     96,000
                                                 ------------
                                                       96,000
                                                 ------------
TOTAL SERVICES (COST $785,056)                        729,343
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 38.4%
APPLICATIONS SOFTWARE -- 4.2%
Mercury Interactive*                    3,200          94,880
Pinnacle Systems*                       5,000          68,050
Verint Systems*                         3,300          66,594
                                                 ------------
                                                      229,524
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 2.0%
Inter-Tel                               2,700          56,457
Ulticom*                                7,100          53,179
                                                 ------------
                                                      109,636
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.0%
NetScreen Technologies*                 3,100          52,204
                                                 ------------
                                                       52,204
--------------------------------------------------------------------------------
COMPUTERS -- 1.0%
Neoware Systems*                        3,500          52,185
                                                 ------------
                                                       52,185
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.2%
Sandisk*                                5,800         117,740
                                                 ------------
                                                      117,740
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.9%
Documentum*                             6,600         103,356
                                                 ------------
                                                      103,356
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.5%
Cree*                                   3,500          57,225
Intersil, Cl A*                         3,724          51,912
Omnivision Technologies*                2,600          35,282
Silicon Laboratories*                   3,500          66,780
Skyworks Solutions*                    10,000          86,200
                                                 ------------
                                                      297,399
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.0%
Verisity*                               3,000          57,180
                                                 ------------
                                                       57,180
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.1%
Hyperion Solutions*                     2,400          61,608
                                                 ------------
                                                       61,608
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.9%
Aeroflex*                               7,100          48,990
Extreme Networks*                       6,500          21,255
Foundry Networks*                       7,300          51,392
SafeNet*                                3,500          88,725
                                                 ------------
                                                      210,362
--------------------------------------------------------------------------------


                                       31
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--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                             Shares         Value
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.6%
Emulex*                                 3,700    $     68,635
Exar*                                   3,800          47,120
Integrated Circuit Systems*             2,600          47,450
Marvell Technology Group*               2,300          43,378
O2Micro International*                  3,100          30,222
Power Integrations*                     3,800          64,600
                                                 ------------
                                                      301,405
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.2%
Asyst Technologies*                     2,900          21,315
Kulicke & Soffa Industries*             9,500          54,340
LTX*                                    2,800          16,884
Photronics*                             1,800          24,660
Ultratech Stepper*                      4,000          39,356
Varian Semiconductor
   Equipment Associates*                3,000          71,283
                                                 ------------
                                                      227,838
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.0%
Advanced Fibre Communication*           2,600          43,368
Anaren*                                 2,900          25,520
Tollgrade Communications*               3,400          39,882
                                                 ------------
                                                      108,770
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 1.6%
Overture Services*                      3,200          87,392
                                                 ------------
                                                       87,392
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.2%
RF Micro Devices*                       8,800          64,504
                                                 ------------
                                                       64,504
--------------------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $2,519,614)                  2,081,103
                                                 ------------
TOTAL COMMON STOCK (COST $5,899,439)                5,270,386
                                                 ------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        Face          Market
Description                            Amount          Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
Morgan Stanley
   1.00%, dated 12/31/02, matures
   01/02/03, repurchase price $404,982
   (collateralized by U.S. Government
   Obligations: total market value
   $413,064) (A)                     $404,958     $   404,958
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $404,958)            404,958
                                                 ------------
TOTAL INVESTMENTS-- 104.7% (COST $6,304,397)        5,675,344
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.7)%
Payable for investment advisory fees                     (819)
Payable for administrative fees                          (691)
Payable for investment securities purchased          (286,202)
Other assets and liabilities, net                      31,748
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET              (255,964)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value)
   based on 1,058,421 outstanding
   shares of beneficial interest                    9,267,786
Accumulated net realized loss on investments       (3,219,353)
Net unrealized depreciation on investments           (629,053)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                          $5,419,380
                                                 ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $5.12
                                                        =====
* Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class


The accompanying notes are an integral part of the financial statements.

                                       32

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PBHG Insurance Series Fund
-------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
BASIC MATERIALS -- 3.8%
AGRICULTURAL CHEMICALS -- 1.7%
Agrium^                               263,100    $      2,976
IMC Global                            106,100           1,132
                                                 ------------
                                                        4,108
--------------------------------------------------------------------------------
CHEMICALS-FIBERS -- 0.9%
Wellman                               171,800           2,317
                                                 ------------
                                                        2,317
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.2%
Glatfelter                            220,200           2,898
                                                 ------------
                                                        2,898
                                                 ------------
TOTAL BASIC MATERIALS (COST $9,251)                     9,323
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.7%
AUDIO/VIDEO PRODUCTS -- 0.8%
Harman International Industries        31,000           1,845
                                                 ------------
                                                        1,845
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.5%
Beazer Homes USA*                      19,800           1,200
                                                 ------------
                                                        1,200
--------------------------------------------------------------------------------
CASINO HOTELS -- 1.0%
Station Casinos*                      138,800           2,457
                                                 ------------
                                                        2,457
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
Bell Microproducts*                   218,250           1,209
                                                 ------------
                                                        1,209
--------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.5%
Ethan Allen Interiors                  35,500           1,220
                                                 ------------
                                                        1,220
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.4%
Zomax*                                232,800             989
                                                 ------------
                                                          989
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.5%
Scholastic*                           104,300           3,750
                                                 ------------
                                                        3,750
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.2%
Journal Register*                      30,600             544
                                                 ------------
                                                          544
--------------------------------------------------------------------------------
RADIO -- 0.6%
Cumulus Media, Cl A*                  104,000           1,546
                                                 ------------
                                                        1,546
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 6.8%
Aeropostale*                          218,300   $       2,307
Bebe Stores*                          116,100           1,556
Kenneth Cole Productions, Cl A*       173,000           3,512
Men's Wearhouse*                      110,900           1,902
Payless Shoesource*                    46,600           2,399
Urban Outfitters*                     205,100           4,834
                                                 ------------
                                                       16,510
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
Electronics Boutique Holdings*         68,900           1,089
                                                 ------------
                                                        1,089
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.6%
Casey's General Stores                114,200           1,394
                                                 ------------
                                                        1,394
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 1.8%
Pier 1 Imports                        228,000           4,316
                                                 ------------
                                                        4,316
--------------------------------------------------------------------------------
TELEVISION -- 1.1%
Lin TV, Cl A*                         107,300           2,613
                                                 ------------
                                                        2,613
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $42,679)                 40,682
                                                 ------------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 1.9%
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.0%
Playtex Products*                     254,700           2,516
                                                 ------------
                                                        2,516
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.9%
Dole Food                              64,900           2,115
Monterey Pasta*                        21,600              81
                                                 ------------
                                                        2,196
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $3,570)               4,712
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 6.4%
OIL & GAS DRILLING -- 1.1%
Atwood Oceanics*                       83,500           2,513
                                                 ------------
                                                        2,513
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 2.2%
Tom Brown*                            144,000           3,615
Vintage Petroleum                     171,100           1,805
                                                 ------------
                                                        5,420
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.8%
Universal Compression Holdings*       100,700           1,926
                                                 ------------
                                                        1,926
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.1%
Frontier Oil                          156,200           2,690
                                                 ------------
                                                        2,690
--------------------------------------------------------------------------------


                                       33
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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.2%
CAL Dive International*               127,600   $       2,999
                                                 ------------
                                                        2,999
TOTAL ENERGY (COST $15,034)                            15,548
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 21.2%
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 2.0%
Affiliated Managers Group*             99,600           5,010
                                                 ------------
                                                        5,010
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 4.1%
Scottish Annuity & Life Holdings      189,400           3,305
Stancorp Financial Group               74,800           3,654
UICI*                                 190,800           2,967
                                                 ------------
                                                        9,926
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.6%
HCC Insurance Holdings                159,100           3,914
                                                 ------------
                                                        3,914
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.5%
First American                        277,400           6,158
                                                 ------------
                                                        6,158
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%
Trammell Crow*                        110,300             993
                                                 ------------
                                                          993
--------------------------------------------------------------------------------
REINSURANCE -- 2.4%
Odyssey Re Holdings                   183,500           3,248
Platinum Underwriters Holdings
   Limited*                            95,700           2,522
                                                 ------------
                                                        5,770
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 1.2%
Camden Property Trust                  39,300           1,297
Essex Property Trust                   31,700           1,612
                                                 ------------
                                                        2,909
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 2.0%
Brandywine Realty Trust               126,400           2,757
Mack-Cali Realty                       69,800           2,115
                                                 ------------
                                                        4,872
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.5%
CBL & Associates Properties            32,500           1,302
                                                 ------------
                                                        1,302
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 1.0%
TierOne*                              160,400           2,432
                                                 ------------
                                                        2,432
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 3.5%
Berkshire Hills Bancorp                44,500           1,048
Brookline Bancorp                     397,582           4,731
Willow Grove Bancorp                  172,200           2,394
Woronoco Bancorp                       13,000             281
                                                 ------------
                                                        8,454
                                                 ------------
TOTAL FINANCIAL (COST $46,435)                         51,740
                                                 ------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 12.4%
DIALYSIS CENTERS -- 0.5%
Renal Care Group*                      38,100    $      1,205
                                                 ------------
                                                        1,205
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.4%
ICU Medical*                           27,000           1,007
                                                 ------------
                                                        1,007
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.1%
Hooper Holmes                         427,800           2,627
                                                 ------------
                                                        2,627
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.9%
Cooper                                130,200           3,258
Haemonetics*                          111,600           2,395
Wright Medical Group*                  79,800           1,393
                                                 ------------
                                                        7,046
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.6%
Adolor*                               131,900           1,810
Cima Labs*                             50,100           1,212
SICOR*                                202,100           3,203
                                                 ------------
                                                        6,225
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.7%
Pharmaceutical Resources*              59,100           1,761
                                                 ------------
                                                        1,761
--------------------------------------------------------------------------------
MEDICAL-HMO -- 2.7%
Centene*                               76,100           2,556
Coventry Health Care*                  94,600           2,746
Humana*                               135,800           1,358
                                                 ------------
                                                        6,660
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.5%
Apria Healthcare Group*               140,800           3,131
VistaCare, Cl A*                       35,000             560
                                                 ------------
                                                        3,691
                                                 ------------
TOTAL HEALTH CARE (COST $30,763)                       30,222
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.7%
AEROSPACE/DEFENSE -- 0.8%
Teledyne Technologies*                121,300           1,902
                                                 ------------
                                                        1,902
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 1.3%
Wilson Greatbatch Technologies*       106,200           3,101
                                                 ------------
                                                        3,101
--------------------------------------------------------------------------------
BUILDING PRODUCTS-LIGHT FIXTURES -- 0.7%
Genlyte Group*                         54,400           1,695
                                                 ------------
                                                        1,695
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 1.3%
Park Electrochemical                  165,000           3,168
                                                 ------------
                                                        3,168
--------------------------------------------------------------------------------


                                       34
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PBHG Insurance Series Fund
-------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.9%
Itron*                                116,100    $      2,226
                                                 ------------
                                                        2,226
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.5%
Avnet*                                110,400           1,196
                                                 ------------
                                                        1,196
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.8%
Stericycle*                            59,500           1,926
                                                 ------------
                                                        1,926
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.8%
Brooks-PRI Automation*                164,500           1,885
                                                 ------------
                                                        1,885
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.2%
Fisher Scientific International*       94,600           2,846
                                                 ------------
                                                        2,846
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%
Cymer*                                 34,100           1,100
                                                 ------------
                                                        1,100
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.1%
Global Power Equipment Group*          72,400             357
                                                 ------------
                                                          357
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.1%
Aptargroup                             84,500           2,640
                                                 ------------
                                                        2,640
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.8%
Shaw Group*                           123,100           2,025
                                                 ------------
                                                        2,025
                                                 ------------
TOTAL INDUSTRIAL (COST $28,124)                        26,067
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 9.2%
ADVERTISING SERVICES -- 0.4%
RH Donnelley*                          34,000             996
                                                 ------------
                                                          996
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.5%
Alliance Data Systems*                103,000           1,825
Arbitron*                             125,300           4,198
                                                 ------------
                                                        6,023
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.4%
PRG-Schultz International*            381,900           3,399
                                                 ------------
                                                        3,399
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.9%
PDI*                                  203,400           2,195
                                                 ------------
                                                        2,195
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.5%
Advo*                                 107,100           3,516
                                                 ------------
                                                        3,516
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      Market
Description                           Shares        Value (000)
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.8%
Aaron Rents                            92,800    $      2,030
                                                 ------------
                                                        2,030
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.6%
Pharmaceutical Product Development*   134,600           3,940
                                                 ------------
                                                        3,940
--------------------------------------------------------------------------------
SCHOOLS -- 0.1%
Sylvan Learning Systems*               18,500             303
                                                 ------------
                                                          303
                                                 ------------
TOTAL SERVICES (COST $22,264)                          22,402
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 7.4%
B2B/E-COMMERCE -- 0.6%
Agile Software*                       190,200           1,472
                                                 ------------
                                                        1,472
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.8%
Fair Isaac                             46,300           1,977
                                                 ------------
                                                        1,977
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 3.5%
DSP Group*                            173,800           2,749
Fairchild Semiconductor
   International, Cl A*               105,700           1,132
Intersil, Cl A*                       159,200           2,219
Silicon Laboratories*                 122,100           2,330
                                                 ------------
                                                        8,430
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.5%
Avocent*                               50,700           1,127
                                                 ------------
                                                        1,127
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.0%
GlobespanVirata*                      293,500           1,294
Integrated Device Technology*         141,700           1,186
                                                 ------------
                                                        2,480
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.0%
Lam Research*                         167,800           1,812
Teradyne*                              54,600             710
                                                 ------------
                                                        2,522
                                                 ------------
TOTAL TECHNOLOGY (COST $17,879)                        18,008
                                                 ------------
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
AIRLINES -- 2.6%
Atlantic Coast Airlines Holdings*     322,400           3,879
Skywest                               194,800           2,546
                                                 ------------
                                                        6,425
                                                 ------------
TOTAL TRANSPORTATION (COST $6,513)                      6,425
                                                 ------------
--------------------------------------------------------------------------------
UTILITIES -- 3.5%
ELECTRIC-INTEGRATED -- 1.7%
Hawaiian Electric Industries           47,700           2,098
Idacorp                                27,700             688
MGE Energy                             54,000           1,446
                                                 ------------
                                                        4,232
--------------------------------------------------------------------------------


                                       35
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PBHG SMALL CAP VALUE PORTFOLIO


--------------------------------------------------------------------------------
                                    Shares/Face       Market
Description                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.8%
UGI                                    53,100   $       1,985
                                                 ------------
                                                        1,985
--------------------------------------------------------------------------------
WATER -- 1.0%
Philadelphia Suburban                 120,100           2,474
                                                 ------------
                                                        2,474
                                                 ------------
TOTAL UTILITIES (COST $8,108)                           8,691
                                                 ------------
TOTAL COMMON STOCK (COST $230,620)                    233,820
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.3%
Morgan Stanley
   1.18%, dated 12/31/02, matures
   01/02/03, repurchase price $5,665,722
   (collateralized by U.S. Government
   Obligations: total market value
   $5,783,175) (A)                     $5,665           5,665
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $5,665)                5,665
                                                 ------------
TOTAL INVESTMENTS-- 98.1% (COST $236,285)             239,485
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.9%
Receivable for investment securities sold               5,997
Payable for investment advisory fees                     (215)
Payable for administrative fees                           (32)
Other assets and liabilities, net                      (1,096)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                 4,654
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   19,411,060 outstanding shares of
   beneficial interest                                348,244
Accumulated net realized loss on investments         (107,305)
Net unrealized appreciation on investments              3,200
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    244,139
                                                 ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $12.58
                                                        =====

* Non-income producing security
^ The Portfolio held a Canadian domiciled security traded on the Nasdaq Stock
  Market as of December 31, 2002.
(A) -- Tri-party repurchase agreement
Cl -- Class REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

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PBHG Insurance Series Fund
-------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2002


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%
CONSUMER CYCLICAL -- 6.4%
CABLE TV -- 1.5%
Comcast, Cl A*                        115,300   $       2,605
                                                 ------------
                                                        2,605
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.9%
Electronic Arts*                       45,500           2,265
Take-Two Interactive Software*         36,800             864
                                                 ------------
                                                        3,129
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.1%
AOL Time Warner*                      276,600           3,623
                                                 ------------
                                                        3,623
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.5%
Electronics Boutique Holdings*         51,800             819
                                                 ------------
                                                          819
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.4%
Hotels.com, Cl A*                      11,300             617
                                                 ------------
                                                          617
--------------------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $11,823)                 10,793
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 8.4%
MEDICAL INSTRUMENTS -- 2.8%
Biomet                                 95,200           2,728
Boston Scientific*                     47,200           2,007
                                                 ------------
                                                        4,735
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.6%
Amgen*                                 56,900           2,751
Biogen*                                84,000           3,365
                                                 ------------
                                                        6,116
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.2%
Celgene*                               46,000             988
Cephalon*                              20,700           1,007
                                                 ------------
                                                        1,995
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.8%
Gilead Sciences*                       39,500           1,343
                                                 ------------
                                                        1,343
--------------------------------------------------------------------------------
TOTAL HEALTH CARE (COST $14,119)                       14,189
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.2%
AEROSPACE/DEFENSE -- 2.6%
Lockheed Martin                        48,200           2,784
Northrop Grumman                        7,400             718
Veridian*                              37,500             800
                                                 ------------
                                                        4,302
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                                      Market
Description                           Shares        Value (000)
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 0.6%
Alliant Techsystems*                   15,100  $          942
                                                 ------------
                                                          942
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.6%
Vishay Intertechnology*                87,100             974
                                                 ------------
                                                          974
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 2.5%
Agilent Technologies*                 126,700           2,276
Itron*                                101,800           1,951
                                                 ------------
                                                        4,227
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 1.0%
Avnet*                                160,800           1,742
                                                 ------------
                                                        1,742
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 0.2%
L-3 Communications*                     6,200             278
                                                 ------------
                                                          278
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.7%
Brooks-PRI Automation*                106,900           1,225
                                                 ------------
                                                        1,225
                                                 ------------
TOTAL INDUSTRIAL (COST $15,620)                        13,690
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 12.4%
COMMERCIAL SERVICES-FINANCE -- 1.8%
Concord EFS*                          186,800           2,940
                                                 ------------
                                                        2,940
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 8.6%
Affiliated Computer Services, Cl A*    16,500             869
BISYS Group*                          120,600           1,917
CACI International, Cl A*              24,000             855
Computer Sciences*                     52,500           1,809
DST Systems*                           87,400           3,107
Electronic Data Systems                36,000             663
SRA International, Cl A*               40,300           1,092
Sungard Data Systems*                 113,500           2,674
Unisys*                               151,800           1,503
                                                 ------------
                                                       14,489
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.0%
eBay*                                  39,200           2,659
Expedia, Cl A*                         10,700             716
                                                 ------------
                                                        3,375
                                                 ------------
TOTAL SERVICES (COST $20,378)                          20,804
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 61.5%
APPLICATIONS SOFTWARE -- 6.5%
Citrix Systems*                        36,700             452
Intuit*                                51,400           2,412
Mercury Interactive*                   61,200           1,815
Microsoft*                            102,600           5,304
Quest Software*                        93,900             968
                                                 ------------
                                                       10,951
--------------------------------------------------------------------------------


                                       37
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PBHG Insurance Series Fund
-------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
                                                       Market
Description                           Shares         Value (000)
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.5%
AT&T Wireless Services*               445,000    $      2,514
                                                 ------------
                                                        2,514
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 2.1%
NetScreen Technologies*               208,800           3,516
                                                 ------------
                                                        3,516
--------------------------------------------------------------------------------
COMPUTERS -- 5.4%
Apple Computer*                       118,000           1,691
Dell Computer*                        177,900           4,757
Hewlett-Packard                       154,200           2,677
                                                 ------------
                                                        9,125
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.4%
Cray*                                  93,400             717
                                                 ------------
                                                          717
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.3%
EMC*                                  344,500           2,115
Seagate Technology*                    97,800           1,050
Veritas Software*                     149,100           2,329
Western Digital*                       13,900              89
                                                 ------------
                                                        5,583
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.7%
Documentum*                           180,800           2,831
                                                 ------------
                                                        2,831
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.6%
Websense*                              44,000             940
                                                 ------------
                                                          940
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 19.6%
Advanced Micro Devices*               380,400           2,457
Altera*                               102,400           1,263
Broadcom, Cl A*                       146,400           2,205
Cree*                                  49,800             814
DSP Group*                            130,500           2,064
Fairchild Semiconductor
   International, Cl A*               225,000           2,410
Intel                                 188,100           2,929
International Rectifier*               88,300           1,630
Intersil, Cl A*                        43,900             612
Microchip Technology                   73,900           1,807
Micron Technology*                    165,000           1,607
National Semiconductor*               202,400           3,038
QLogic*                                65,000           2,243
Semtech*                              153,400           1,675
Silicon Laboratories*                 149,500           2,852
Skyworks Solutions*                   146,400           1,262
Xilinx*                               104,900           2,161
                                                 ------------
                                                       33,029
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 1.1%
Adobe Systems                          73,700           1,828
                                                 ------------
                                                        1,828
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    Shares/Face        Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.9%
BMC Software*                          65,300   $       1,117
Oracle*                               257,900           2,785
SAP ADR                                54,500           1,063
                                                 ------------
                                                        4,965
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.0%
Symantec*                              82,200           3,330
                                                 ------------
                                                        3,330
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.7%
Cisco Systems*                        212,400           2,783
                                                 ------------
                                                        2,783
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 4.8%
Analog Devices*                        44,100           1,052
Integrated Circuit Systems*           109,200           1,993
Linear Technology                      69,200           1,780
Marvell Technology Group*              91,100           1,718
Maxim Integrated Products              46,300           1,530
                                                 ------------
                                                        8,073
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.5%
Applied Materials*                    174,600           2,275
KLA-Tencor*                            20,400             721
Lam Research*                         248,300           2,682
Mykrolis*                             103,500             756
Novellus Systems*                      42,800           1,202
                                                 ------------
                                                        7,636
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 0.6%
Overture Services*                     35,600             972
                                                 ------------
                                                          972
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.8%
Motorola                              244,000           2,111
Qualcomm*                              58,900           2,143
RF Micro Devices*                      63,900             468
                                                 ------------
                                                        4,722
--------------------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $105,100)                      103,515
                                                 ------------
TOTAL COMMON STOCK (COST $167,040)                    162,991
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 1.3%
INDEX FUND-LARGE CAP -- 1.3%
Nasdaq-100 Index Tracking Stock*       36,300             885
Technology Select Sector SPDR Fund     83,300           1,229
                                                 ------------
                                                        2,114
                                                 ------------
TOTAL INVESTMENT COMPANIES (COST $2,101)                2,114
                                                 ------------
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.2%
MicroStrategy, Series A
   7.50%, 06/24/07                   $  1,025             410
                                                 ------------
TOTAL CONVERTIBLE BOND (COST $0)                          410
                                                 ------------
--------------------------------------------------------------------------------

[Logo omitted]

PBHG Insurance Series Fund
-------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
                                       Face            Market
Description                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
Morgan Stanley
   1.18%, dated 12/31/02, matures
   01/02/03, repurchase price $5,628,831
   (collateralized by U.S. Government
   Obligations: total market value
   $5,743,563) (A)                     $5,628    $      5,628
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $5,628)                5,628
                                                 ------------
TOTAL INVESTMENTS-- 101.7% (COST $174,769)            171,143
                                                 ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.7%)
Receivable for investment securities sold               4,399
Payable for investment advisory fees                     (132)
Payable for administrative fees                           (23)
Payable for investment securities purchased            (7,054)
Other assets and liabilities, net                         (67)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                (2,877)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based on
   112,535,437 outstanding shares of
   beneficial interest                              1,656,860
Accumulated net realized loss on investments       (1,484,968)
Net unrealized depreciation on investments             (3,626)
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $    168,266
                                                 ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $1.50
                                                        =====

* Non-income producing security
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
SPDR -- Standard & Poor's 500 Composite Index Depositary Receipt
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

[Logo omitted]

PBHG Insurance Series Fund


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                ----------         ----------            -----------
                                                                                      PBHG
                                                                   PBHG             LARGE CAP               PBHG
                                                                 GROWTH II           GROWTH                MID-CAP
                                                                 PORTFOLIO          PORTFOLIO               VALUE
                                                                   (000)              (000)               PORTFOLIO
                                                                ----------         ----------            -----------
INVESTMENT INCOME:
     Dividends                                                $        99            $    186         $      88,844
     Interest                                                         140                  39                14,015
     Less: Foreign Taxes Withheld                                      --                  (1)                 (105)
                                                              -----------            --------         -------------
     Total Investment Income                                          239                 224               102,754
                                                              -----------            --------         -------------
EXPENSES:
     Investment Advisory Fees                                         882                 288                77,276
     Administrative Fees                                              159                  57                13,637
     Printing Fees                                                     53                   8                   564
     Transfer Agent Fees                                               26                  26                26,032
     Professional Fees                                                 19                   7                 2,366
     Custodian Fees                                                    15                   7                10,408
     Trustees' Fees                                                    10                   3                   849
     Amortization of Deferred Organizational Costs                      1                   1                    --
     Other Fees                                                        15                   6                 2,228
                                                              -----------            --------         -------------
             TOTAL EXPENSES                                         1,180                 403               133,360
                                                              -----------            --------         -------------
LESS:
     Waiver of Investment Advisory Fees                                --                  --               (24,265)
     Expense Reduction (See Note 2)                                   (15)                (11)               (6,013)
                                                              -----------            --------         -------------
NET EXPENSES                                                        1,165                 392               103,082
                                                              -----------            --------         -------------
NET INVESTMENT INCOME (LOSS)                                         (926)               (168)                 (328)
                                                              -----------            --------         -------------
Net Realized Loss from Security Transactions                      (28,172)            (11,707)           (1,400,070)
Net Change in Unrealized Appreciation
    (Depreciation) on Investments                                 (11,208)             (1,760)             (390,120)
                                                              -----------            --------         -------------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                                 (39,380)            (13,467)           (1,790,190)
                                                              -----------            --------         -------------
DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                               $(40,306)           $(13,635)        $  (1,790,518)
                                                              ===========            ========         =============



                                                              ----------         -----------         -----------
                                                                                    PBHG
                                                                 PBHG              SELECT               PBHG
                                                               SELECT 20            VALUE             SMALL CAP
                                                               PORTFOLIO          PORTFOLIO            GROWTH
                                                                 (000)              (000)             PORTFOLIO
                                                              ----------         -----------         -----------
INVESTMENT INCOME:
     Dividends                                                $   1,020          $   4,370          $       543
     Interest                                                       381                131                2,424
     Less: Foreign Taxes Withheld                                    --                (39)                  --
                                                              ---------          ---------          -----------
     Total Investment Income                                      1,401              4,462                2,967
                                                              ---------          ---------          -----------
EXPENSES:
     Investment Advisory Fees                                     1,801              1,406               53,526
     Administrative Fees                                            318                324                9,446
     Printing Fees                                                   40                 48                7,547
     Transfer Agent Fees                                             26                 26               25,941
     Professional Fees                                               37                 36                1,332
     Custodian Fees                                                  11                 10                6,152
     Trustees' Fees                                                  18                 18                  560
     Amortization of Deferred Organizational Costs                    2                  2                   --
     Other Fees                                                      26                 18                1,516
                                                              ---------          ---------          -----------
             TOTAL EXPENSES                                       2,279              1,888              106,020
                                                              ---------          ---------          -----------
LESS:
     Waiver of Investment Advisory Fees                              --                 --              (30,454)
     Expense Reduction (See Note 2)                                 (39)              (313)                  --
                                                              ---------          ---------          -----------
NET EXPENSES                                                      2,240              1,575               75,566
                                                              ---------          ---------          -----------
NET INVESTMENT INCOME (LOSS)                                       (839)             2,887              (72,599)
                                                              ---------          ---------          -----------
Net Realized Loss from Security Transactions                    (75,302)           (70,553)          (2,590,334)
Net Change in Unrealized Appreciation
    (Depreciation) on Investments                                (7,039)               995             (750,970)
                                                              ---------          ---------          -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                               (82,341)           (69,558)          (3,341,304)
                                                              ---------          ---------          -----------
DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $(83,180)          $(66,671)         $(3,413,903)
                                                              ==========          ========          ===========



                                                              -----------          --------------
                                                                  PBHG                  PBHG
                                                                SMALL CAP           TECHNOLOGY &
                                                                  VALUE            COMMUNICATIONS
                                                                PORTFOLIO             PORTFOLIO
                                                                  (000)                 (000)
                                                              -----------          --------------
INVESTMENT INCOME:
     Dividends                                                $     2,002          $       321
     Interest                                                         426                  320
     Less: Foreign Taxes Withheld                                      (2)                 (19)
                                                              -----------          -----------
     Total Investment Income                                        2,426                  622
                                                              -----------          -----------
EXPENSES:
     Investment Advisory Fees                                       3,563                2,301
     Administrative Fees                                              534                  406
     Printing Fees                                                     71                   65
     Transfer Agent Fees                                               26                   26
     Professional Fees                                                 62                   45
     Custodian Fees                                                    23                   16
     Trustees' Fees                                                    28                   22
     Amortization of Deferred Organizational Costs                      2                    1
     Other Fees                                                        36                   33
                                                              -----------          -----------
             TOTAL EXPENSES                                         4,345                2,915
                                                              -----------          -----------
LESS:
     Waiver of Investment Advisory Fees                               (68)                  --
     Expense Reduction (See Note 2)                                   (50)                (123)
                                                              -----------          -----------
NET EXPENSES                                                        4,227                2,792
                                                              -----------          -----------
NET INVESTMENT INCOME (LOSS)                                       (1,801)              (2,170)
                                                              -----------          -----------
Net Realized Loss from Security Transactions                     (105,029)            (260,769)
Net Change in Unrealized Appreciation
    (Depreciation) on Investments                                 (32,341)              36,952
                                                              -----------          -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                                (137,370)            (223,817)
                                                              -----------          -----------
DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            $  (139,171)         $  (225,987)
                                                              ===========          ===========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    40 & 41

[Logo omitted]

PBHG Insurance Series Fund


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS OR PERIOD ENDED DECEMBER 31, 2002 AND 2001, RESPECTIVELY

                                                        --------------------        -------------------      ---------------------
                                                                                            PBHG
                                                                PBHG                      LARGE CAP                   PBHG
                                                              GROWTH II                    GROWTH                    MID-CAP
                                                              PORTFOLIO                   PORTFOLIO                   VALUE
                                                                (000)                       (000)                   PORTFOLIO
                                                        --------------------        -------------------      ---------------------
                                                        01/01/02   01/01/01          01/01/02  01/01/01       01/01/02    01/01/01
                                                           to         to                to        to             to          to
                                                        12/31/02   12/31/01          12/31/02  12/31/01       12/31/02    12/31/01
                                                       ---------   --------       ---------- ----------     -----------  ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                       $     (926) $  (1,219)     $     (168)  $  (158)     $       (328)  $  1,213
   Net Realized Gain (Loss) from Security Transactions   (28,172)  (215,710)        (11,707)  (20,232)       (1,400,070)   (72,543)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                      (11,208)    79,198          (1,760)   (1,822)         (390,120)   216,381
                                                       ---------   --------       ---------- ----------     -----------  ----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                     (40,306)  (137,731)        (13,635)  (22,212)       (1,790,518)   145,051
                                                       ---------   --------       ---------- ----------     -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                      --         --              --        --                --     (1,080)
   Net Realized Gains from Security Transactions              --         --              --        --                --    (16,054)
                                                       ---------   --------       ---------- ----------     -----------  ----------
   Total Distributions                                        --         --              --        --                --    (17,134)
                                                       ---------   --------       ---------- ----------     -----------  ----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                          24,311    570,930           6,365    20,479        16,636,895  2,857,050
   Value of Securities Transferred In-Kind                    --         --              --        --                --         --
   Shares Issued upon Reinvestment of Distributions           --         --              --        --                --     17,134
   Shares Redeemed                                       (61,680)  (648,051)        (19,356)  (16,852)       (4,708,548)  (343,102)
                                                       ---------   --------       ---------- ----------     -----------  ----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                          (37,369)   (77,121)        (12,991)    3,627        11,928,347  2,531,082
                                                       ---------   --------       ---------- ----------     -----------  ----------
   Total Increase (Decrease) in Net Assets               (77,675)  (214,852)        (26,626)  (18,585)       10,137,829  2,658,999
                                                       ---------   --------       ---------- ----------     -----------  ----------
NET ASSETS:
   Beginning of Year                                     154,096    368,948          54,060    72,645         3,554,751    895,752
                                                       ---------   --------       ---------- ----------     -----------  ----------
   End of Year                                         $  76,421  $ 154,096        $ 27,434  $ 54,060       $13,692,580 $3,554,751
                                                       =========   ========       ========== ==========     ===========  ==========
SHARES ISSUED AND REDEEMED:
   Shares Issued                                           2,608     44,344             444       985         1,390,577    220,039
   Shares Issued in Exchange for Securities
     Transferred In-Kind                                      --         --              --        --                --         --
   Shares Issued upon Reinvestment of Distributions           --         --              --        --                --      1,541
   Shares Redeemed                                        (6,545)   (50,185)         (1,309)     (874)         (400,198)   (27,955)
                                                       ---------   --------       ---------- ----------     -----------  ----------
   Net Increase (Decrease) in Shares Outstanding          (3,937)    (5,841)           (865)      111           990,379    193,625
                                                       =========   ========       ========== ==========     ===========  ==========



                                                           --------------------   -------------------        ---------------------

                                                                  PBHG                    PBHG                       PBHG
                                                               SELECT 20              SELECT VALUE                 SMALL CAP
                                                                PORTFOLIO               PORTFOLIO                   GROWTH
                                                                  (000)                   (000)                    PORTFOLIO
                                                           --------------------   -------------------        ---------------------
                                                           01/01/02  01/01/01      01/01/02  01/01/01        01/01/02     04/30/01*
                                                              to        to            to        to              to           to
                                                           12/31/02  12/31/01      12/31/02  12/31/01        12/31/02     12/31/01
                                                        -----------  ---------     --------   -------     -----------   ----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $      (839) $    (951)    $   2,887  $  1,872    $    (72,599) $   (16,023)
   Net Realized Gain (Loss) from Security Transactions     (75,302)  (193,599)      (70,553)  (11,653)     (2,590,334)    (629,019)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                         (7,039)   (27,352)          995    (9,276)       (750,970)     121,917
                                                        -----------  ---------     --------   -------     -----------   ----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                       (83,180)  (221,902)      (66,671)  (19,057)     (3,413,903)    (523,125)
                                                        -----------  ---------     --------   -------     -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                        --         --        (1,870)     (807)             --           --
   Net Realized Gains from Security Transactions                --   (106,867)           --    (2,978)             --           --
                                                        -----------  ---------     --------   -------     -----------   ----------
   Total Distributions                                          --   (106,867)       (1,870)   (3,785)             --           --
                                                        -----------  ---------     --------   -------     -----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                             1,552     16,112        19,288   345,617       6,372,993    8,737,251
   Value of Securities Transferred In-Kind                      --         --            --        --              --    4,923,137
   Shares Issued upon Reinvestment of Distributions             --    106,867         1,869     3,785              --           --
   Shares Redeemed                                         (69,312)  (159,920)     (144,264) (112,259)     (6,072,538)  (4,604,435)
                                                        -----------  ---------     --------   -------     -----------   ----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                            (67,760)   (36,941)     (123,107)  237,143         300,455    9,055,953
                                                        -----------  ---------     --------   -------     -----------   ----------
   Total Increase (Decrease) in Net Assets                (150,940)  (365,710)     (191,648)  214,301      (3,113,448)   8,532,828
                                                        -----------  ---------     --------   -------     -----------   ----------
NET ASSETS:
   Beginning of Year                                       304,029    669,739       332,970   118,669       8,532,828           --
                                                        -----------  ---------     --------   -------     -----------   ----------
   End of Year                                           $ 153,089   $304,029      $141,322  $332,970     $ 5,419,380   $8,532,828
                                                        ===========  =========     ========   =======     ===========   ==========
SHARES ISSUED AND REDEEMED:
   Shares Issued                                               206      1,000         1,332    19,964         921,959      952,533
   Shares Issued in Exchange for Securities
     Transferred In-Kind                                        --         --            --        --              --      568,492
   Shares Issued upon Reinvestment of Distributions             --     13,177           148       264              --           --
   Shares Redeemed                                          (8,891)   (10,005)      (10,253)   (7,037)       (868,652)    (515,911)
                                                        -----------  ---------     --------   -------     -----------   ----------
   Net Increase (Decrease) in Shares Outstanding            (8,685)     4,172        (8,773)   13,191          53,307    1,005,114
                                                        ===========  =========     ========   =======     ===========   ==========



                                                          ------------------        ---------------------
                                                                 PBHG                        PBHG
                                                               SMALL CAP                 TECHNOLOGY &
                                                                 VALUE                  COMMUNICATIONS
                                                               PORTFOLIO                   PORTFOLIO
                                                                 (000)                       (000)
                                                          ------------------        ---------------------
                                                          01/01/02  01/01/01         01/01/02    01/01/01
                                                             to        to               to          to
                                                          12/31/02  12/31/01         12/31/02    12/31/01
                                                        ----------  ---------     -----------  -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                        $   (1,801) $    (675)    $    (2,170) $    (3,853)
   Net Realized Gain (Loss) from Security Transactions   (105,029)     5,891        (260,769)  (1,174,867)
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments                                       (32,341)     8,992          36,952      592,264
                                                        ----------  ---------     -----------  -----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                     (139,171)    14,208        (225,987)    (586,456)
                                                        ----------  ---------     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                       --       (376)             --           --
   Net Realized Gains from Security Transactions           (4,652)    (6,876)             --     (261,864)
                                                        ----------  ---------     -----------  -----------
   Total Distributions                                     (4,652)    (7,252)             --     (261,864)
                                                        ----------  ---------     -----------  -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                                           70,864    236,776          65,005      429,573
   Value of Securities Transferred In-Kind                     --         --              --           --
   Shares Issued upon Reinvestment of Distributions         4,652      7,252              --      261,864
   Shares Redeemed                                       (122,605)   (90,091)       (124,441)    (549,515)
                                                        ----------  ---------     -----------  -----------
   Increase (Decrease) in Net Assets Derived from
     Capital Share Transactions                           (47,089)   153,937         (59,436)     141,922
                                                        ----------  ---------     -----------  -----------
   Total Increase (Decrease) in Net Assets               (190,912)   160,893        (285,423)    (706,398)
                                                        ----------  ---------     -----------  -----------
NET ASSETS:
   Beginning of Year                                      435,051    274,158         453,689    1,160,087
                                                        ----------  ---------     -----------  -----------
   End of Year                                           $244,139   $435,051      $  168,266  $   453,689
                                                        ==========  =========     ===========  ===========
SHARES ISSUED AND REDEEMED:
   Shares Issued                                            4,026     13,064          30,587       41,125
   Shares Issued in Exchange for Securities
     Transferred In-Kind                                       --         --              --           --
   Shares Issued upon Reinvestment of Distributions           350        482              --      100,331
   Shares Redeemed                                         (8,388)    (5,429)        (57,045)     (49,306)
                                                        ----------  ---------     -----------  -----------
   Net Increase (Decrease) in Shares Outstanding           (4,012)     8,117         (26,458)      92,150
                                                        ==========  =========     ===========  ===========

* PBHG Small Cap Growth Portfolio commenced operations April 30, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

                                    42 & 43

[Logo omitted]

PBHG Insurance Series Fund


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE YEARS OR PERIODS ENDED DECEMBER 31,




                                                                                                        Ratio
                                  Net                                                                of Expenses
           Net               Realized and                                Net                  Net     to Average
          Asset       Net     Unrealized  Distributions  Distributions  Asset                Assets   Net Assets
          Value   Investment   Gains or     from Net         from       Value                  End    (Excluding
        Beginning   Income    Losses on    Investment      Capital       End       Total    of Period   Expense
        of Period  (Loss)     Securities     Income          Gains    of Period    Return     (000)   Reduction)
-----------------------------------------------------------------------------------------------------------------

------------------------
PBHG GROWTH II PORTFOLIO
------------------------

  2002   $11.24   $(0.13)     $ (3.29)         --              --      $  7.82     (30.43)%  $  76,421   1.12%
  2001(1) 18.88    (0.07)       (7.57)         --              --        11.24     (40.47)%    154,096   1.07%
  2000    23.05    (0.06)       (3.62)         --          $(0.49)       18.88     (16.67)%    368,948   1.05%
  1999(1) 11.63    (0.04)       11.46          --              --        23.05      98.19%     178,602   1.20%
  1998    10.75    (0.06)        0.94          --              --        11.63       8.19%      18,321   1.20%

-------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO
-------------------------------

  2002   $17.60   $(0.10)    $  (5.06)         --              --       $12.44     (29.32)%  $  27,434   1.05%
  2001(1) 24.54    (0.05)       (6.89)         --              --        17.60     (28.28)%     54,060   1.02%
  2000(1) 25.51    (0.01)       (0.21)         --          $(0.75)       24.54      (1.48)%     72,645   1.06%
  1999    15.44    (0.05)       10.12          --              --        25.51      65.22%      27,295   1.10%
  1998    11.82    (0.02)        3.64          --              --        15.44      30.63%      12,598   1.10%

----------------------------
PBHG MID-CAP VALUE PORTFOLIO
----------------------------

  2002   $13.40    --       $   (2.50)         --              --       $10.90     (18.66)%  $  13,693   1.20%
  2001    12.49    --            0.98          --          $(0.07)       13.40       7.95%       3,555   1.20%
  2000    11.92   $ 0.02         3.34      $(0.04)          (2.75)       12.49      28.47%         896   1.20%
  1999    11.10     0.02         2.75          --           (1.95)       11.92      25.66%         698   1.20%
  1998(2) 10.00    --            1.10          --              --        11.10      11.00%+        555   1.20%*

------------------------
PBHG SELECT 20 PORTFOLIO
------------------------

  2002  $  9.35   $(0.05)    $  (2.88)         --              --      $  6.42     (31.34)%  $ 153,089   1.08%
  2001    23.63    (0.01)       (9.30)         --          $(4.97)        9.35     (36.17)%    304,029   1.04%
  2000    32.70    (0.09)       (7.12)         --           (1.86)       23.63     (23.87)%    669,739   1.02%
  1999    16.30    (0.08)       16.48          --              --        32.70     100.61%     753,572   1.05%
  1998    10.03    (0.01)        6.28          --              --        16.30      62.52%     317,926   1.20%

---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------

  2002   $16.20   $ 0.30     $  (4.35)    $ (0.15)             --       $12.00     (25.07)%  $ 141,322   0.87%
  2001(1) 16.13     0.15         0.10       (0.04)         $(0.14)       16.20       1.72%     332,970   0.86%
  2000    15.19     0.07         2.54       (0.09)          (1.58)       16.13      17.88%     118,669   0.97%
  1999    14.27     0.13         1.13          --           (0.34)       15.19       8.89%      39,972   0.95%
  1998    10.43    (0.02)        3.98       (0.04)          (0.08)       14.27      37.96%      22,286   1.00%



                        Ratio                    Ratio
                        of Net                   of Net
                       Investment    Ratio     Investment
             Ratio      Income    of Expenses Income (Loss)
          of Expenses   (Loss)    to Average   to Average
          to Average  to Average  Net Assets   Net Assets
          Net Assets  Net Assets  (Excluding   (Excluding
          (Including  (Including  Waivers and  Waivers and   Portfolio
           Expense     Expense      Expense      Expense     Turnover
          Reduction)  Reduction)   Reduction)   Reduction)      Rate
----------------------------------------------------------------------


------------------------
PBHG GROWTH II PORTFOLIO
------------------------

  2002      1.10%       (0.87)%     1.12%         (0.89)%      169.74%
  2001(1)   1.07%       (0.57)%     1.07%         (0.57)%      163.56%
  2000      1.05%       (0.42)%     1.05%         (0.42)%      145.87%
  1999(1)   1.20%       (0.38)%     1.20%         (0.38)%      236.82%
  1998      1.20%       (0.64)%     1.54%         (0.98)%      228.09%

-------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO
-------------------------------

  2002      1.02%       (0.44)%     1.05%         (0.47)%      142.32%
  2001(1)   1.02%       (0.26)%     1.02%         (0.26)%      137.18%
  2000(1)   1.06%       (0.05)%     1.06%         (0.05)%      147.68%
  1999      1.10%       (0.41)%     1.17%         (0.48)%      157.04%
  1998      1.10%       (0.19)%     1.53%         (0.62)%       41.51%

----------------------------
PBHG MID-CAP VALUE PORTFOLIO
----------------------------

  2002      1.13%        0.00%      1.47%         (0.34)%      197.63%
  2001      1.20%        0.07%      2.40%         (1.13)%      251.16%
  2000      1.20%        0.19%      4.52%         (3.13)%      260.64%
  1999      1.20%        0.15%      5.89%         (4.54)%      906.69%
  1998(2)   1.20%*       0.26%*     4.13%*        (2.67)%*      72.32%+

------------------------
PBHG SELECT 20 PORTFOLIO
------------------------

  2002      1.06%       (0.40)%     1.08%         (0.42)%      164.94%
  2001      1.04%       (0.23)%     1.04%         (0.23)%      142.88%
  2000      1.02%       (0.33)%     1.02%         (0.33)%      138.94%
  1999      1.05%       (0.46)%     1.05%         (0.46)%      139.05%
  1998      1.20%       (0.18)%     1.21%         (0.19)%       48.79%

---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------

  2002      0.73%        1.33%      0.87%          1.19%       505.46%
  2001(1)   0.86%        0.67%      0.86%          0.67%       652.60%
  2000      0.97%        1.30%      0.97%          1.30%      1137.60%
  1999      0.95%        0.84%      0.95%          0.84%       927.02%
  1998      1.00%        0.67%      1.47%          0.20%       635.10%


The accompanying notes are an integral part of the financial statements.





                                  Net
             Net               Realized and                                Net
            Asset        Net    Unrealized  Distributions Distributions   Asset
            Value    Investment  Gains or     from Net        from        Value
          Beginning    Income   Losses on    Investment      Capital      End      Total
          of Period   (Loss)    Securities     Income         Gains     of Period  Return
-------------------------------------------------------------------------------------------


-------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO
-------------------------------

  2002    $  8.49     $(0.07)    $(3.30)           --          --      $  5.12    (39.69)%
  2001(3)   10.00      (0.02)     (1.49)           --          --         8.49    (15.10)%+

------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------

  2002     $18.57     $(0.10)   $ (5.66)           --        $(0.23)    $12.58    (31.11)%
  2001      17.91      (0.03)      1.04        $(0.02)        (0.33)     18.57      6.07%
  2000      13.46       0.06       4.81            --         (0.42)     17.91     36.13%
  1999      11.61      (0.03)      1.88            --            --      13.46     15.93%
  1998      10.48      (0.02)      1.16            --         (0.01)     11.61     10.94%

------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
------------------------------------------

  2002    $  3.26     $(0.03)   $ (1.73)           --            --    $  1.50    (53.99)%
  2001(1)   24.77      (0.03)    (14.63)           --        $(6.85)      3.26    (52.32)%
  2000      46.01      (0.34)    (17.29)           --         (3.61)     24.77    (42.12)%
  1999(1)   13.76      (0.13)     32.38            --            --      46.01    234.38%
  1998      10.41      (0.04)      3.39            --            --      13.76     32.20%




                                              Ratio                    Ratio
                                              of Net                   of Net
                                            Investment    Ratio      Investment
                      Ratio      Ratio        Income    of Expenses Income (Loss)
                   of Expenses of Expenses    (Loss)    to Average   to Average
             Net    to Average to Average   to Average  Net Assets   Net Assets
           Assets   Net Assets Net Assets   Net Assets  (Excluding   (Excluding
             End    (Excluding (Including   (Including  Waivers and  Waivers and   Portfolio
          of Period  Expense    Expense       Expense     Expense      Expense      Turnover
            (000)   Reduction) Reduction)   Reduction)   Reduction)   Reduction)      Rate
---------------------------------------------------------------------------------------------


-------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO
-------------------------------

  2002     $   5,419   1.20%      1.20%     (1.15)%       1.69%         (1.64)%      114.11%
  2001(3)      8,533   1.20%*     1.20%*    (0.84)%*      2.60%*        (2.24)%*      56.26%+

------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------

  2002     $ 244,139   1.20%      1.19%     (0.51)%       1.22%         (0.54)%      158.64%
  2001       435,051   1.20%      1.20%     (0.19)%       1.20%         (0.19)%      125.30%
  2000       274,158   1.20%      1.20%      0.28%        1.21%          0.27%       185.66%
  1999        43,484   1.20%      1.20%     (0.20)%       1.29%         (0.29)%      277.95%
  1998        44,040   1.20%      1.20%     (0.15)%       1.46%         (0.41)%      293.90%

------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
------------------------------------------

  2002     $ 168,266   1.08%      1.03%     (0.80)%       1.08%         (0.85)%      236.25%
  2001(1)    453,689   1.05%      1.05%     (0.58)%       1.05%         (0.58)%      285.73%
  2000     1,160,087   1.04%      1.04%     (0.77)%       1.04%         (0.77)%      311.59%
  1999(1)  1,635,448   1.09%      1.09%     (0.64)%       1.09%         (0.64)%      273.76%
  1998        32,493   1.20%      1.20%     (0.55)%       1.56%         (0.91)%      264.58%

*  Annualized.
+  Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using average shares for the period. 2 PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998.
 3 PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001.

 Amounts designated as "--" are either $0 or have been rounded to $0.

[Logo omitted]
PBHG Insurance Series Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2002


1.  ORGANIZATION

PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of nine Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The Stable Value Portfolio is not currently offered. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2002 the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:

                                  PERCENTAGE OF              NUMBER OF
PORTFOLIO                      OUTSTANDING SHARES       INSURANCE COMPANIES
---------                      ------------------       -------------------

Growth II Portfolio                  61%, 21%                    2
Large Cap Growth Portfolio           75%, 20%                    2
Mid-Cap Value Portfolio              51%, 40%                    2
Select 20 Portfolio                  90%, 10%                    2
Select Value Portfolio                  87%                      1
Small Cap Growth Portfolio             100%                      1
Small Cap Value Portfolio               93%                      1
Technology &
  Communications Portfolio              80%                      1


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Short-term obligations with maturities of 60 days or less may be valued at amortized cost which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains of each Portfolio are generally made to shareholders annually, if available.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio and have been amortized over a period of sixty months, except the Mid-Cap Value Portfolio which commenced operations on November 30, 1998 and the Small Cap Growth Portfolio which commenced operations on April 30, 2001, whose organizational costs were expensed as incurred. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

DIRECTED BROKERAGE -- The Portfolios may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades to the Portfolios. The commissions paid are used to offset a portion of the total annual operating expenses of the respective Portfolio after expense waivers and reimbursements. During the year ended December 31, 2002, the Growth II, Large Cap Growth, Mid-Cap Value, Select 20, Select Value, Small Cap Value, and Technology & Communications Portfolios expenses were reduced by $15,499, $10,617, $6,013, $38,513, $313,340, $49,876, and $123,266, respectively, under this arrangement.

[Logo omitted]

PBHG Insurance Series Fund
-------------------------------------------------------------------------------

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the Growth II, Mid-Cap Value, Select 20, Small Cap Growth and Technology & Communications Portfolios' average daily net assets, 0.75% of the Large Cap Growth Portfolio's average daily net assets, 0.65% of the Select Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Mid-Cap Value, Select 20, Small Cap Growth, Small Cap Value and Technology & Communications Portfolios, 1.10% of the average daily net assets of the Large Cap Growth Portfolio and to not more than 1.00% of the average daily net assets of the Select Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At December 31, 2002, the amount of advisory fees waived and the reimbursement of third party expenses by the Adviser subject to possible recapture were as follows:

Mid-Cap Value Portfolio            $ 69,054
Small Cap Growth Portfolio           57,208
Small Cap Value Portfolio           104,027

At this time the Mid-Cap Value and Small Cap Growth Portfolio's assets are less than $75 million. No amounts were recaptured by the Adviser during the year ended December 31, 2002.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("PBVI") then a wholly-owned subsidiary of the Adviser, served as the sub-adviser to the Mid-Cap Value Portfolio, Select Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, PBVI received a fee from the Adviser at an annual rate of 0.50%, 0.40%, and 0.65%, respectively, of the average daily net assets of the Mid-Cap Value Portfolio, Select Value Portfolio and the Small Cap Value Portfolio. PBVI received no fees directly from the Mid-Cap Value Portfolio, Select Value Portfolio or the Small Cap Value Portfolio.

On May 1, 2002, the assets of PBVI were merged into the Adviser. After this merger, the Adviser no longer pays sub-adviser fees to PBVI. The merger had no impact on the management of the Portfolios.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services (the "Sub-Administrator"), (formerly SEI Investments Mutual Funds Services), serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. Wachovia Bank, National Association (formerly known as First Union National Bank) serves as the custodian for the Fund.

Certain officers and trustees of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.


4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the year ended December 31, 2002 were as follows:
                                          PURCHASES           SALES
                                            (000)             (000)
                                          ---------         ----------
Growth II Portfolio                      $  173,222         $  198,776
Large Cap Growth Portfolio                   51,478             57,914
Mid-Cap Value Portfolio                      27,718             16,420
Select 20 Portfolio                         317,407            366,715
Select Value Portfolio                    1,032,553          1,146,642
Small Cap Growth Portfolio                    7,253              7,150
Small Cap Value Portfolio                   523,100            553,056
Technology & Communications Portfolio       616,846            654,267


5.  FEDERAL TAX INFORMATION

It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent

[Logo omitted]

PBHG Insurance Series Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


     differences as of December 31, 2002, were primarily attributable to certain
net   operating   losses,   which  for  tax  purposes   were   reclassified   to
paid-in-capital or net realized gains as follows:

                                                   INCREASE       INCREASE
                                                  ACCUMULATED   UNDISTRIBUTED
                                    DECREASE      NET REALIZE   NET INVESTMENT
                                 PAID-IN-CAPITAL       GAIN         INCOME
                               ---------------    ------------  --------------
Growth II Portfolio            $   (926,015)        $   --       $   926,015
Large Cap Growth Portfolio         (167,805)            --           167,805
Mid-Cap Value Portfolio                (215)            --               215
Select 20 Portfolio                (839,359)            --           839,359
Small Cap Growth Portfolio          (72,599)            --            72,599
Small Cap Value Portfolio        (1,802,433)          1,825        1,800,608
Technology & Communications
   Portfolio                     (2,170,251)            --         2,170,251


These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                          ORDINARY     LONG-TERM      RETURN OF
                           INCOME     CAPITAL GAIN     CAPITAL      TOTAL
                       ------------  -------------     -------- -----------
Growth II Portfolio
      2002             $        --   $         --     $     --  $        --
      2001                      --             --           --           --
Large Cap Growth
  Portfolio
      2002                      --              --          --           --
      2001                      --              --          --           --
Mid-Cap Value Portfolio
      2002                      --              --          --           --
      2001                  15,607           1,527          --       17,134
Select 20 Portfolio
      2002                      --              --          --           --
      2001                      --     106,866,435         774  106,867,209
Select Value Portfolio
      2002               1,869,667              --          --    1,869,667
      2001               3,441,396         343,934          --    3,785,330
Small Cap Growth
  Portfolio
      2002                      --              --          --           --
      2001                      --              --          --           --
Small Cap Value
  Portfolio
      2002                      --       4,650,595       1,825    4,652,420
      2001               4,741,045       2,508,278       2,645    7,251,968
Technology &
  Communications
  Portfolio
      2002                       --             --          --           --
      2001              189,086,846     72,770,573       6,806  261,864,225

As of December 31, 2002, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                                     LARGE CAP        MID-CAP
                                    GROWTH II         GROWTH           VALUE
                                    PORTFOLIO        PORTFOLIO       PORTFOLIO
                                    ---------        ----------      ---------
 Capital loss carryforwards expiring in
      December 2008                $ (29,226,251)  $ (2,379,571)     $      --
      December 2009                 (215,474,178)   (18,161,746)        (5,121)
      December 2010                  (28,813,750)   (13,158,300)      (922,527)
Post-October losses                   (1,554,157)      (263,426)      (362,942)
Unrealized appreciation/
 (depreciation)                       3,407,932        (502,191)      (246,015)

                                                                    SMALL CAP
                                    SELECT 20    SELECT VALUE         GROWTH
                                    PORTFOLIO      PORTFOLIO         PORTFOLIO
                                    ---------    -------------      -----------
Undistributed ordinary income         $      --   $   2,886,964      $      --
 Capital loss carryforwards
    expiring in
      December 2009                (179,977,367)    (11,203,300)      (436,803)
      December 2010                 (82,021,274)    (69,036,490)    (2,530,373)
Post-October losses                  (5,768,250)            --        (203,243)
 Unrealized depreciation             (3,681,878)     (4,107,722)      (677,987)

                                           SMALL CAP           TECHNOLOGY &
                                             VALUE           COMMUNICATIONS
                                           PORTFOLIO            PORTFOLIO
                                          -------------      ----------------
 Capital loss carryforwards expiring in
      December 2009                       $         --       $(1,190,866,076)
      December 2010                        (90,294,697)         (273,029,022)
Post-October losses                        (14,816,811)           (7,505,787)
 Unrealized appreciation/(depreciation)      1,007,283           (17,193,117)


For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Post-October losses represent losses realized on investment transactions from November 1, 2002 through December 31, 2002 that, in accordance with Federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year.

At December 31, 2002, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at December 31, 2002 were as follows:
                                                                        NET
                              FEDERAL                               UNREALIZED
                                TAX     UNREALIZED   UNREALIZED    APPRECIATION/
                               COST   APPRECIATION  DEPRECIATION  (DEPRECIATION)
                               (000)      (000)        (000)           (000)
                             -------- ------------  ------------  --------------
Growth II Portfolio          $ 76,361    $  8,504   $  (5,096)      $  3,408
Large Cap Growth Portfolio     28,026       2,157      (2,659)          (502)
Mid-Cap Value Portfolio        13,738         666        (912)          (246)
Select 20 Portfolio           155,197       7,030     (10,712)        (3,682)
Select Value Portfolio        145,397       6,662     (10,770)        (4,108)
Small Cap Growth Portfolio      6,353         470      (1,148)          (678)
Small Cap Value Portfolio     238,478      20,720     (19,713)         1,007
Technology &
  Communications Portfolio    188,336       9,125     (26,318)       (17,193)

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------


6.  CONCENTRATIONS/RISKS

Certain portfolios may invest a high percentage of their assets in specific sectors of the market, such as technology and health care, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a portfolio's net asset value and will cause its shares to fluctuate more than if that portfolio did not focus its investments in specific sectors. In addition, the Technology & Communications Portfolio is concentrated which means it will invest 25% or more of its net assets in specific industries within the technology and communications sector of the market in order to achieve a potentially greater investment return.


7.  LINE OF CREDIT

Each Portfolio may borrow an amount up to its prospectus defined limitations, from a $250 million committed line of credit available to certain of the funds in the PBHG Fund Family. Prior to June 5, 2002 the line of credit available to each Portfolio was $500 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolios had no outstanding borrowings at December 31, 2002, or at any time during the year ended December 31, 2002.


8.  SUBSEQUENT EVENT

Prior to January 1, 2003 the PBHG Small Cap Portfolio was named the PBHG Small Cap Value Portfolio and invested primarily in certain small cap value companies. Effective January 1, 2003, the Portfolio's focus is primarily on certain small cap value companies that may also exhibit certain growth characteristics. The Portfolio's performance prior to January 1, 2003 may not be indicative of future performance. Please refer to the prospectus for more information about this Portfolio.

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF PBHG INSURANCE SERIES FUND:

In our opinion, the accompanying statements of net assets of PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio, PBHG Mid-Cap Value Portfolio, PBHG Select 20 Portfolio, PBHG Select Value Portfolio, PBHG Small Cap Growth Portfolio, PBHG Small Cap Value Portfolio and PBHG Technology & Communications Portfolio, (constituting PBHG Insurance Series Fund, hereafter referred to as the "Fund") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each Portfolio at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
January 31, 2003

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG DISCLOSURE NOTES  (UNAUDITED)


The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents the average performance of 706 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The LIPPER LARGE-CAP VALUE FUNDS AVERAGE represents the average performance of 423 mutual funds classified by Lipper, Inc. in the Large-Cap Value category.

The LIPPER MID-CAP CORE FUNDS AVERAGE represents the average performance of 291 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents the average performance of 534 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE represents the average performance of 386 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents the average performance of 438 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents the average performance of 471 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

The PSE TECHNOLOGY INDEX(R) is a price-weighted index of the top 100 U.S. technology stocks.

The RUSSELL 1000(R) GROWTH INDex is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000(R) GROWTH INDex is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation.

The RUSSELL 2000(R) INDex is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The RUSSELL 2000(R) VALUE INDEx is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP(R) GROWTH INDex is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a greater-than-average growth orientation.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

The S&P MIDCAP 400/BARRA VALUE INDEX is an unmanaged capitalization-weighted index that consists of those securities in the S&P MidCap 400 Index with lower price-to-book ratios.

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The Indices/Averages are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices/Averages assume reinvestment of capital gains distributions and income dividends, but do not assume transaction costs, taxes, management fees or other expenses. A direct investment in the Indices/Averages is not possible.

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS  (UNAUDITED)


For shareholders that do not have a December 31, 2002 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 2002 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended December 31, 2002, the Portfolios are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:


                                                    (A)                     (B)                   (C)                   (D)
                                                 LONG TERM               ORDINARY
                                                CAPITAL GAIN              INCOME                 TOTAL
                                               DISTRIBUTIONS           DISTRIBUTIONS         DISTRIBUTIONS          QUALIFYING
                                                 (TAX BASIS)            (TAX BASIS)           (TAX BASIS)           DIVIDENDS1
                                               -------------           -------------         -------------          ----------
Growth II Portfolio                                   0%                     0%                    0%                   0%
Large Cap Growth Portfolio                            0%                     0%                    0%                   0%
Mid-Cap Value Portfolio                               0%                     0%                    0%                   0%
Select 20 Portfolio                                   0%                     0%                    0%                   0%
Select Value Portfolio                                0%                   100%                  100%                   6%
Small Cap Growth Portfolio                            0%                     0%                    0%                   0%
Small Cap Value Portfolio                           100%                     0%                  100%                   0%
Technology & Communications Portfolio                 0%                     0%                    0%                   0%


1 QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
* ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF EACH PORTOLIO'S DISTRIBUTIONS. ** ITEM (D) IS BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF EACH
   PORTFOLIO.

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
--------------------------------------------------------------------------------


                                     POSITION           TERM OF OFFICE
                                     HELD WITH          AND LENGTH             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE               THE FUND           OF TIME SERVED         DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson                  Trustee            Trustee                Chief Financial Officer,
1550 Liberty Ridge Drive                                since                  The Triumph Group, Inc.
Suite 100                                               1997                   (manufacturing) since 1992.
Wayne, PA 19085
(58)
---------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards                    Trustee            Trustee                Consultant, Syrus Associates
76 Seaview Drive                                        since                  (business and marketing consulting
Santa Barbara,                                          1997                   firm) since 1986.
California 93108
(56)
---------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller                     Trustee            Trustee                Senior Vice President, Cherry & Webb,
7 Jennifer Drive                                        since                  CWT Specialty Stores 1995-2000.
Holmdel, New Jersey 07733                               1997                   Advisor and Secretary, the Underwoman
(68)                                                                           Shoppes, Inc. (retail clothing stores)
                                                                               1980-2002. Merchandising Group
                                                                               Vice President, R.H. Macy & Co.
                                                                               (retail department stores) 1958-1995.
                                                                               Retired.
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter**                   Chairman of        Trustee                Chairman, Chief Executive Officer and
1400 Liberty Ridge Drive             the Board          since                  Director, Pilgrim Baxter & Associates,
Wayne, PA 19087-5593                 and Trustee        1997                   Ltd. since 1982. Trustee, the Administrator
(56)                                                                           since May 1996. Chairman, Chief Executive
                                                                               Officer and Director, Pilgrim Baxter Value
                                                                               Investors, Inc. June 1996 to May 2002.
                                                                               Trustee, PBHG Fund Distributors since
                                                                               January 1998.
---------------------------------------------------------------------------------------------------------------------------------





                                       NUMBER OF             OTHER
                                       PORTFOLIOS IN         DIRECTORSHIPS
                                       COMPLEX OVERSEEN      HELD
NAME, ADDRESS, AND AGE                 BY TRUSTEE            BY TRUSTEE
----------------------------------------------------------------------------------------------------------
John R. Bartholdson                    29                    Director, The Triumph Group,
1550 Liberty Ridge Drive                                     Inc. since 1992
Suite 100
Wayne, PA 19085
(58)
---------------------------------------------------------------------------------------------------------
Jettie M. Edwards                      29                    Trustee, Provident
76 Seaview Drive                                             Investment Counsel Trust
Santa Barbara,                                               (investment company-13 Portfolios)
California 93108                                             since 1993. Trustee, EQ Advisors Trust
(56)                                                         (investment company-39 Portfolios) since 1997
---------------------------------------------------------------------------------------------------------
Albert A. Miller                       29                    None
7 Jennifer Drive
Holmdel, New Jersey 07733
(68)
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------
Harold J. Baxter**                     29                    Director, Old Mutual
1400 Liberty Ridge Drive                                     (US) Holdings Inc.
Wayne, PA 19087-5593                                         since 1996
(56)
---------------------------------------------------------------------------------------------------------

 * Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Baxter is a trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.

--------------------------------------------------------------------------------------------------------------------------------
OFFICERS***
--------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                      President          President              President and Director,
1400 Liberty Ridge Drive                                since                  Pilgrim Baxter & Associates, Ltd.
Wayne, PA 19087-5593                                    1997                   since 1982. Trustee, PBHG Fund
(61)                                                                           Services since May 1996. President
                                                                               and Director, Pilgrim Baxter Value
                                                                               Investors, Inc. June 1996 to May 2002.
--------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings                      Treasurer,         Treasurer,             Vice President, Pilgrim Baxter & Associates,
1400 Liberty Ridge Drive Wayne,      Chief Financial    Chief                  Ltd. since 2001 and Director of Mutual Fund
PA 19087-5593                        Officer,           Financial              Operations, Pilgrim Baxter & Associates, Ltd.,
(39)                                 Controller         Officer,               1996-2001. President, PBHG Shareholder
                                                        Controller             Services, Inc. since 2001. President, PBHG
                                                        since                  Fund Distributors since 1999 and Treasurer,
                                                        1997                   PBHG Fund Services, May 1996-1999.
                                                                               President, PBHG Fund Services since
                                                                               December 1998.
--------------------------------------------------------------------------------------------------------------------------------
John M. Zerr                         Vice President     Vice                    Senior Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive Wayne,      and Secretary      President               Associates, Ltd. since 2001 and General
PA 19087-5593                                           and                     Counsel and Secretary, Pilgrim Baxter &
(40)                                                    Secretary               Associates, Ltd. since November 1996.
                                                        since                   General Counsel and Secretary, Pilgrim
                                                        1997                    Baxter Value Investors, Inc. November 1996
                                                                                to May 2002. General Counsel and Secretary,
                                                                                PBHG Fund Services since January 1998.
                                                                                General Counsel and Secretary, PBHG Fund
                                                                                Distributors since January 1998.
--------------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------

PBHG Insurance Series Fund
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS*** (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------------
                                     POSITION           TERM OF OFFICE
                                     HELD WITH          AND LENGTH             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE               THE FUND           OF TIME SERVED         DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Meghan M. Mahon                      Vice               Vice                   Vice President and Assistant Secretary,
1400 Liberty Ridge Drive Wayne,      President          President              Pilgrim Baxter & Associates, Ltd. since
PA 19087-5593                        and                and                    2001 and Senior Counsel since January
(34)                                 Assistant          Assistant              2002. Counsel, Pilgrim Baxter & Associates,
                                     Secretary          Secretary              Ltd. April 1998 to December 2001. Assistant
                                                        since                  Secretary, Pilgrim Baxter Value Investors
                                                        1998                   January 2000 to May 2002. Senior Counsel
                                                                               January 2002 to May 2002 and Counsel January
                                                                               2000 to December 2001. Assistant Secretary,
                                                                               PBHG Fund Services since January 2000. Senior
                                                                               Counsel since January 2002, Counsel January 2000
                                                                               to December 2001. Assistant Vice President,
                                                                               Assistant Secretary and Counsel, Delaware
                                                                               Management Company, Inc. (investment adviser)
                                                                               and the Delaware Investments Funds (investment
                                                                               companies), 1997-1998. Associate, Drinker Biddle &
                                                                               Reath, LLP (law firm) 1994-1997.
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III                Vice               Vice President         Vice President, Senior Legal Counsel and
1400 Liberty Ridge Drive             President          and Assistant          Assistant Secretary, Pilgrim Baxter & Associates,
Wayne, PA 19087-5593                 and                Secretary              Ltd. since December 2001. Director and Senior
(42)                                 Assistant          since                  Counsel, Merrill Lynch Investment Managers,
                                     Secretary          2002                   L.P. and Princeton Administrators, L.P. until 2001.
                                                                               Secretary of various Merrill Lynch and Mercury
                                                                               open-end funds, as well as Somerset Exchange
                                                                               Fund and The Europe Fund, Inc., until 2001.
-----------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon                      Vice President     Vice                   Chief Compliance Officer, Pilgrim
1400 Liberty Ridge                                      President              Baxter & Associates, Ltd., PBHG
Drive Wayne,                                            since                  Fund Services and PBHG Fund Distributors
PA 19087-5593                                           2001                   since April 2001 and Pilgrim Baxter
(39)                                                                           Value Investors, Inc., April 2001 to
                                                                               May 2002. Vice President and Senior
                                                                               Compliance Officer, Delaware Investments,
                                                                               1995-2001.
-----------------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner                   Assistant           Assistant              Fund Administration Manager, Pilgrim Baxter &
1400 Liberty Ridge Drive            Treasurer           Treasurer              Associates, Ltd. since February 2000.
Wayne, PA 19087-5593                                    since                  Fund Accounting Manager, SEI Investments
(32)                                                    2000                   Mutual Funds Services, 1997-2000.
-----------------------------------------------------------------------------------------------------------------------------------
William P. Schanne                  Assistant           Assistant              Fund Administration Associate, Pilgrim Baxter &
1400 Liberty Ridge Drive            Treasurer           Treasurer              Associates, Ltd. since August 2001. Fund Accounting
Wayne, PA 19087-5593                                    since                  Supervisor, PFPC, Inc., 1999-2001. Fund Accountant,
(30)                                                    2001                   PFPC, Inc., 1998-1999. Annuity Loan Officer and
                                                                               Fund Auditor, Carpenters Health and Welfare of
                                                                               Philadelphia, 1996-1998.
-----------------------------------------------------------------------------------------------------------------------------------
John C. Munch                       Vice                Vice                   Vice President and Assistant Secretary
One Freedom Valley Drive            President           President              of SEI Investments Global Funds Services
Oaks, PA 19456                      and                 and                    and SEI Investments Distribution Co.
(31)                                Assistant           Assistant              since November 2001. Associate, Howard,
                                    Secretary           Secretary              Rice, Nemorvoski, Canady, Falk & Rabkin
                                                        since 2002             (law firm), 1998-2001. Associate,
                                                                               Seward & Kissel LLP (law firm), 1996-1998.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto                    Vice                Vice                   Vice President and Assistant Secretary of SEI
One Freedom Valley Road             President           President              Investments Co. and Vice President and Assistant
Oaks, PA 19456                      and                 and                    Secretary of SEI Investments Global Funds
(34)                                Assistant           Assistant              Services and SEI Investments Distribution Co.
                                    Secretary           Secretary              since November 1999. Associate, Dechert Price &
                                                        since 1999             Rhoads (law firm) 1997-1999.
-----------------------------------------------------------------------------------------------------------------------------------


*** Officer of the Trust until such time as his or her successor is duly elected and qualified.

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

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

[Logo omitted]

PBHG (R)
FUNDS



PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Pilgrim Baxter & Associates,Ltd.

Distributor:
PBHGFund Distributors







This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.